Document And Entity Information (USD $)	3 Months Ended	9 Months Ended
	Nov. 21, 2011	Sep. 30, 2011	Aug. 12, 2011	Jun. 30, 2010
Entity Registrant Name		PHOTOMEDEX INC
Entity Central Index Key		0000711665
Current Fiscal Year End Date		--12-31
Entity Well-known Seasoned Issuer		No
Entity Voluntary Filers		No
Entity Current Reporting Status		Yes
Entity Filer Category		Smaller Reporting Company
Entity Public Float				$ 11,268,402
Entity Common Stock, Shares Outstanding			3,117,755
Document Type		S-4
Amendment Flag		false
Document Period End Date	Nov 21, 2011

CONSOLIDATED BALANCE SHEETS (USD $)	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Cash and cash equivalents	$ 2,417,349	$ 3,523,948	$ 2,116,788
Restricted cash		0	78,000
Accounts receivable, net of allowance for doubtful accounts	3,262,350	3,277,095	3,998,785
Inventories	7,577,793	6,141,179	7,002,850
Prepaid expenses and other current assets	1,007,985	671,192	345,673
Total current assets	14,265,477	13,613,414	13,542,096
Property and equipment, net	4,867,998	6,918,944	9,293,482
Patents and licensed technologies, net	6,121,301	6,813,528	7,751,662
Goodwill, net	19,569,200	19,569,200	19,472,686
Other intangible assets, net	1,493,349	1,688,352	2,020,625
Other assets	711,179	892,280	1,087,595
Total assets	47,028,504	49,495,718	53,168,146
Current liabilities:
Current portion of notes payable	273,370	77,796	129,696
Current portion of long-term debt	1,533,723	2,867,720	3,179,469
Accounts payable	5,485,006	2,801,568	4,171,707
Accrued compensation and related expenses	1,480,496	1,782,793	1,133,346
Accrued interest payable	260,291	699,025	499,200
Other accrued liabilities	2,311,187	1,765,523	1,601,414
Deferred revenues	772,887	496,443	612,757
Total current liabilities	12,116,960	10,490,868	11,327,589
Long-term liabilities:
Notes payable, net of current maturities	0	13,817	46,477
Long-term debt, net of current maturities	356,550	29,933	760,783
Convertible debt	21,653,149	19,344,136	17,369,943
Warrants related to convertible debt	2,380,295	938,623	741,525
Total liabilities	36,506,954	30,817,377	30,246,317
Commitment and contingencies
Stockholders' Equity:
Common Stock	33,524	28,437	22,382
Additional paid-in capital	145,277,601	143,106,355	138,639,143
Accumulated deficit	(134,899,584)	(124,564,120)	(115,840,931)
Accumulated other comprehensive income: cumulative translation adjustment	110,009	107,669	101,235
Total stockholders' equity	10,521,550	18,678,341	22,921,829
Total liabilities and stockholders' equity	$ 47,028,504	$ 49,495,718	$ 53,168,146

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Allowance for doubtful accounts		$ 265,000	$ 400,000
Stockholders' Equity:
Common Stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common Stock, shares authorized (in shares)	35,000,000	35,000,000	35,000,000
Common Stock, shares issued (in shares)	3,352,405	2,843,749	2,238,157
Common Stock, shares outstanding (in shares)	3,352,405	2,843,749	2,238,157

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	3 Months Ended		9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenues:
Product sales	$ 6,187,368	$ 7,197,163	$ 18,949,833	$ 17,116,750	$ 25,191,017	$ 22,452,724	$ 26,144,084
Services	1,944,074	2,387,885	5,809,887	7,166,263	9,610,518	10,235,360	8,626,208
Total revenues	8,131,442	9,585,048	24,759,720	24,283,013	34,801,535	32,688,084	34,770,292
Cost of revenues:
Product cost of revenues	2,743,243	4,207,639	8,842,103	9,034,874	13,024,156	11,675,233	11,968,222
Services cost of revenues	1,308,178	1,422,766	3,904,025	4,275,137	5,695,746	5,750,733	5,027,095
Total cost of revenues	4,051,421	5,630,405	12,746,128	13,310,011	18,719,902	17,425,966	16,995,317
Gross profit	4,080,021	3,954,643	12,013,592	10,973,002	16,081,633	15,262,118	17,774,975
Operating expenses:
Selling, general and administrative					19,995,463	23,083,278	26,797,107
Selling and marketing	2,944,342	2,981,405	9,410,819	9,001,702
General and administrative	2,913,967	1,637,773	7,447,120	5,456,161
Engineering and product development	410,676	272,013	1,310,329	891,102	1,343,356	1,137,725	1,073,215
Total operating expenses	6,268,985	4,891,191	18,168,268	15,348,965	21,338,819	24,221,003	27,870,322
Operating loss from continuing operations	(2,188,964)	(936,548)	(6,154,676)	(4,375,963)	(5,257,186)	(8,958,885)	(10,095,347)
Other income (loss):
Interest expense, net	960,960	863,713	2,739,116	2,402,557	(3,268,905)	(2,370,676)	(1,032,597)
Change in fair value of warrants (see Note 1)	131,262	34,839	1,441,672	132,795	(197,098)	808,786	0
Loss from continuing operations					(8,723,189)	(10,520,775)	(11,127,944)
Discontinued operations:
Income from discontinued operations, net of tax					0	0	285,712
Loss on sale of discontinued operations					0	0	(448,675)
Net loss	$ (3,281,186)	$ (1,835,100)	$ (10,335,464)	$ (6,911,315)	$ (8,723,189)	$ (10,520,775)	$ (11,290,907)
Basic and diluted net loss per share (Note 1):
Continuing operations					$ (3.37)	$ (6.42)	$ (7.41)
Discontinued operations					$ 0	$ 0	$ (0.11)
Basic and diluted net loss per share	$ (1.09)	$ (0.66)	$ (3.6)	$ (2.74)	$ (3.37)	$ (6.42)	$ (7.52)
Shares used in computing basic and diluted net loss per share (Note 1)	3,015,248	2,772,637	2,868,619	2,523,838	2,589,519	1,640,006	1,500,767

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (USD $)		Total	Common Stock [Member]		Additional Paid-In Capital [Member]		Accumulated Deficit [Member]	Accumulated Other Comprehensive Income [Member]
BALANCE at Dec. 31, 2007		$ 39,533,430	$ 15,008	[1]	$ 133,547,671	[1]	$ (94,029,249)	$ 0
BALANCE (in shares) at Dec. 31, 2007	[1]		1,500,767
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Share-based compensation expense related to employee options		888,546	0	[1]	888,546	[1]	0	0
Share-based compensation related to restricted stock		414,491	0	[1]	414,491	[1]	0	0
Stock options issued to consultants for services		92,501	0	[1]	92,501	[1]	0	0
Issuance of warrants for draws under line of credit		44,366	0	[1]	44,366	[1]	0	0
Net loss		(11,290,907)	0	[1]	0	[1]	(11,290,907)	0
BALANCE at Dec. 31, 2008		29,682,427	15,008	[1]	134,987,575	[1]	(105,320,156)	0
BALANCE (in shares) at Dec. 31, 2008	[1]		1,500,767
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Share-based compensation expense related to employee options		552,608	0	[1]	552,608	[1]	0	0
Share-based compensation related to restricted stock		655,237	0	[1]	655,237	[1]	0	0
Round up for fractional shares due to the reverse stock split (in shares)	[1]		96
Round up for fractional shares due to the reverse stock split		0	1	[1]	(1)	[1]	0	0
Registration costs		434,836	0	[1]	434,836	[1]	0	0
Sale of stock net of expenses (in shares)	[1]		732,627
Sale of stock net of expenses		2,831,472	7,326	[1]	2,824,146	[1]	0	0
Stock options issued to consultants for services		54,181	0	[1]	54,181	[1]	0
Share-based compensation related to restricted stock (in shares)	[1]		4,667
Share-based compensation related to restricted stock		280	47	[1]	233	[1]	0	0
Change in cumulative translation adjustment		101,235	0	[1]	0	[1]	0	101,235
Net loss		(10,520,775)	0	[1]	0	[1]	(10,520,775)	0
BALANCE at Dec. 31, 2009		22,921,829	22,382	[1]	138,639,143	[1]	(115,840,931)	0
BALANCE (in shares) at Dec. 31, 2009		2,238,157	2,238,157	[1]
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Share-based compensation expense related to employee options		375,772	0	[1]	375,772	[1]	0	0
Share-based compensation related to restricted stock		206,128	0	[1]	206,128	[1]	0	0
Round up for fractional shares due to the reverse stock split (in shares)	[1]		480
Round up for fractional shares due to the reverse stock split		0	4	[1]	(4)	[1]	0	0
Issuance of common stock in connection with a public offering (in shares)	[1]		534,000
Issuance of common stock in connection with a public offering		3,204,000	5,340	[1]	3,198,660	[1]	0	0
Registration costs in connection with a public offering		(743,166)	0	[1]	(743,166)	[1]	0	0
Registration costs		(10,987)	0	[1]	(10,987)	[1]	0	0
Issuance of stock in connection with an option exchange program (in shares)	[1]		22,063
Issuance of stock in connection with an option exchange program		288,711	221	[1]	288,490	[1]	0	0
Issuance of stock in connection with payment of board director fees (in shares)	[1]		49,049
Issuance of stock in connection with payment of board director fees		280,523	490	[1]	280,033	[1]	0	0
Issuance of warrants related to debt financing		769,754	0	[1]	769,754	[1]	0	0
Stock options issued to consultants for services		102,532	0	[1]	102,532	[1]	0
Change in cumulative translation adjustment		6,434	0	[1]	0	[1]	0	6,434
Net loss		(8,723,189)	0	[1]	0	[1]	(8,723,189)	0
BALANCE at Dec. 31, 2010		18,678,341	28,437	[1]	143,106,355	[1]	(124,564,120)	107,669
BALANCE (in shares) at Dec. 31, 2010		2,843,749	2,843,749	[1]
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Share-based compensation related to employee stock and options (in shares)			47,000
Share-based compensation expense related to employee options		94,597	470		94,127		0	0
Issuance of warrants related to debt financing		433,870	0		433,870		0	0
Stock issued to consultants for services (in shares)			8,000
Stock issued to consultants for services		46,000	80		45,920		0	0
Share-based compensation related to restricted stock (in shares)			210,000
Share-based compensation related to restricted stock		137,277	2,100		135,177		0	0
Change in cumulative translation adjustment		2,340			0		0	2,340
Liabilities settled with common stock (in shares)			8,840
Liabilities settled with common stock		88,548	88		88,460		0	0
Options exercised (in shares)			166
Options exercised		1,036	2		1,034		0	0
Warrants exercised		1,375,005	2,347		1,372,658		0
Warrants exercised (in shares)			234,650
Net loss		(10,335,464)	0		0		(10,335,464)
BALANCE at Sep. 30, 2011		$ 10,521,550	$ 33,524		$ 145,277,601		$ (134,899,584)	$ 110,009
BALANCE (in shares) at Sep. 30, 2011		3,352,405	3,352,405

[1]	Adjusted to reflect the reverse stock split of 1-for-7 effective January 26, 2009 and to reflect the reverse stock split of 1-for-6 effective February 3, 2010.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (Parenthetical)	Feb. 03, 2010	Jan. 26, 2009
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY [Abstract]
Reverse stock split	1-for-6	1-for-7

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $)	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash Flows From Operating Activities:
Net loss	$ (10,335,464)	$ (6,911,315)	$ (8,723,189)	$ (10,520,775)	$ (11,290,907)
Adjustments to reconcile net loss to net cash used in operating activities-continuing operations:
Depreciation and amortization	2,790,934	3,342,548	4,369,841	4,610,265	4,172,436
Loss on sale of discontinued operations			0	0	448,675
Impairment on intangibles and other long-lived assets			0	0	934,611
Loss on disposal of property and equipment	(938)		2,306	904	4,658
Provision for doubtful accounts			118,892	93,741	137,766
Stock options issued to consultants for services	46,000	92,908	102,532	54,181	92,501
Stock-based compensation	231,874	438,553	581,900	1,207,845	1,303,037
Change in fair value of warrants (see Note 1)	1,441,672	132,795	(197,098)	808,786	0
Changes in operating assets and liabilities, net of effects from discontinued operations:
Accounts receivable	(4,929)	291,335	588,565	2,172,169	238,166
Inventories	1,415,714	(607,423)	733,138	1,995,795	(63,946)
Prepaid expenses and other assets	(890,462)	(662,147)	890,131	524,123	932,306
Accounts payable	2,666,566	(549,253)	(1,362,685)	(1,968,726)	1,569,815
Accrued compensation and related expenses	(311,597)	(269,221)	649,417	(389,713)	(93,889)
Other accrued liabilities	543,505	212,852	168,477	317,798	190,058
Interest accrued on convertible debt	1,654,960	1,399,771	1,906,101	1,219,200	0
Customer deposit	0	255,444
Deferred revenues	276,444	4,350	(116,314)	(762,267)	130,643
Net cash provided by (used in) operating activities-continuing operations			106,210	(2,254,246)	(1,294,070)
Net cash provided by operating activities-discontinued operations			0	0	584,838
Net cash provided by (used in) operating activities	(1,504,672)	(816,822)	106,210	(2,254,246)	(709,232)
Cash Flows From Investing Activities:
Purchases of property and equipment	72,612	85,213	(112,619)	(137,434)	(261,822)
Lasers placed into service	201,378	(1,137,166)	(422,195)	(1,940,810)	(5,089,137)
Lasers removed from service	422,514	504,164
Proceeds from disposition of discontinued operations			0	0	3,149,736
Deferred costs on proposed acquisition			0	0	(564,930)
Acquisition costs, net of cash received	0	(504,164)	(96,514)	(12,578,022)	0
Net cash used in investing activities-continuing operations			(631,328)	(14,656,266)	(2,766,153)
Net cash used in investing activities-discontinued operations			0	0	(68,462)
Net cash used in investing activities	148,524	(814,729)	(631,328)	(14,656,266)	(2,834,615)
Cash Flows From Financing Activities:
Proceeds from issuance of common stock, net	88,548	3,204,000	3,773,234	2,831,472	0
Proceeds from issuance of restricted common stock			0	280	0
Registration costs	0	743,166	(754,153)	(434,836)	0
Payments on long-term debt other than line of credit			(493,627)	(415,902)	(107,376)
Payments on notes payable	242,792	346,756	0	0	(911,350)
Proceeds from term debt	0	2,500,000	2,500,000	0	0
Advances on line of credit			0	0	3,580,933
Repayments on line of credit	979,342	2,486,738	(3,198,954)	(4,717,381)	(5,236,056)
Decrease in restricted cash and cash equivalents	0	(75,228)	78,000	0	39,000
Proceeds from convertible debt			0	18,000,000	0
Proceeds from option exercise	1,036	0
Proceeds from warrant exercises	1,375,005	0
Net cash provided by (used in) financing activities-continuing operations			1,904,500	15,263,633	(2,634,849)
Net cash provided by financing activities-discontinued operations			0	0	0
Net cash provided by (used in) financing activities	242,455	2,052,112	1,904,500	15,263,633	(2,634,849)
Effect of exchange rate changes on cash	7,094	(19,713)	27,778	105,060	0
Net increase (decrease) in cash and cash equivalents	(1,106,599)	400,848	1,407,160	(1,541,819)	(6,178,696)
Cash and cash equivalents, beginning of year	3,523,948	2,116,788	2,116,788	3,658,607	9,837,303
Cash and cash equivalents, end of year	$ 2,417,349	$ 2,517,636	$ 3,523,948	$ 2,116,788	$ 3,658,607

The Company and Summary of Significant Accounting Policies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
The Company and Summary of Significant Accounting Policies [Abstract]
The Company and Summary of Significant Accounting Policies
Note 1
Basis of Presentation:

The Company:

Background
PhotoMedex, Inc. (and its subsidiaries) (the “Company”) is a Global Skin Health Solutions™ company that provides disease management and aesthetic solutions through innovative laser systems, light-based devices and science-based skincare products. Through its relationships with dermatologists and plastic surgeons, the Company’s products address multiple skin diseases and skin conditions including psoriasis, vitiligo, acne and sun damage. The Company’s experience in addressing these diseases and conditions in the physician market has allowed it to expand its products and services to provide skin health solutions to certain non-physician markets.

The Company’s strategic focus is built upon four key components – leveraging its sales force through training focused on superior skin health expertise and incremental product offerings, expanded international capabilities, the development of alternate channels for its varied product lines and a continued commitment to innovation of its technologies.

The Company concentrates its strategic efforts primarily in the physician market, both domestically and internationally. Supporting those efforts, management is committed to innovation, whereby the Company looks to maximize the application of its technologies and utilize the scientific resources available to it in each of its product areas. In the U.S., the Company markets and sells its products through a direct sales organization capable of addressing each product area with specific expertise. The Company’s focus on enhanced training of the sales organization has fostered an ability to drive sales and to support its customer base with a more cost-effective sales force. In addition, the Company looks to leverage its experience and substantial product advancements in the physician market into non-physician based markets, or alternate channels, that may benefit from those technological advancements.

The Company operates in four distinct business units or segments (as described in Note 14, Business Segments and Geographic Data): three in Dermatology – Physician Domestic, Physician International, and Other Channels; and one in Surgical – Surgical Products. The segments are distinguished by the Company’s management structure and the markets or customers served.

The Physician Domestic segment generates revenues by selling XTRAC treatments and lasers, skincare and LED products. The Physician International segment generates revenues by selling dermatology equipment and skincare and LED products to international physicians through distributors. The Other Channels segment generates revenues by selling skincare and LED products to indoor tanning and spa markets and to on-line and television retail consumer markets for home use. The Surgical Products segment generates revenues by selling laser and non-laser products including disposables to hospitals and surgery centers both domestically and internationally.

Liquidity
As of September 30, 2011, the Company had an accumulated deficit of  $134,899,584 and has incurred losses since inception. To date, the Company has dedicated most of its financial resources to research and development, sales and marketing, and general and administrative expenses.

Cash and cash equivalents as of September 30, 2011 were  $2,417,349. The Company has historically financed its activities with cash from operations, the private placement of equity and debt securities and borrowings under lines of credit. Based on its resources available at September 30, 2011, the Company believes that it can fund operations through and beyond the fourth quarter of 2012. However, given the uncertainty in the general economic conditions and its impact on the Company’s industry, and in light of the Company’s historical operating losses and negative cash flows, there is no assurance that the Company will not require additional funds in order to continue as a going concern beyond the fourth quarter of 2012.

The Company paid interest due on March 1, 2011 with additional convertible notes amounting to  $1,021,314 ( $146,321 for the Series B-1 interest at 10% and  $874,993 for the Series B-2 interest at 10%). The Company paid interest due on September 1, 2011 with additional convertible notes amounting to  $1,072,380 ( $153,637 for the Series B-1 interest at 10% and  $918,742 for the Series B-2 interest at 10%). As of September 30, 2011, the Convertible Debt was  $21,653,149. See Note 11, Convertible Debt, and Note 12, Warrants, for more information.

On March 28, 2011, Clutterbuck Funds LLC (“Clutterbuck Funds”) agreed to extend the maturity date of its loan with the Company, of which the principal of  $2.5 million was to be paid at maturity. Previously, the loan matured on September 19, 2011; it will now mature on December 1, 2012. Starting in August 2011, the Company began monthly installments of principal such that the final payment at maturity will be  $75,000. To induce the modifications to the terms of its loan, the Company has issued to Clutterbuck Funds a second warrant on terms similar to the first warrant that was issued on March 19, 2010, except that it is for the purchase of 109,650 shares of the Company’s common stock at an exercise price of  $5.70 per share. The collateral securing the first-position security interest of Clutterbuck Funds and the second-position security interest of the holder of the Company’s convertible notes will remain in place. See Note 10, Long-Term Debt, for additional discussion. On August 12, 2011, Clutterbuck Funds exercised both warrants, totaling 234,650 shares of the Company’s common stock, at a total exercise price of  $1,375,005.

On May 28, 2011, the Company entered into a Repurchase Right Agreement (the “Repurchase Agreement”), dated as of May 27, 2011, with Perseus Partners VII, L.P., a Delaware limited partnership (the “Investor”). Pursuant to the terms of the Repurchase Agreement, the Company has the right (the “Repurchase Right”) to repurchase securities held by the Investor and its former director appointee to the board of directors of the Company, on the terms and conditions set forth in the Repurchase Agreement. Pursuant to the terms of the Repurchase Agreement, the Company has the right to repurchase all (but not less than all) of the Repurchase Securities (as defined in Note 11, Convertible Debt), in connection with the completion of a “Repurchase Transaction” (as defined in Note 11, Convertible Debt), for an amount initially equal to  $19,500,000, and which amount increased by  $250,000 to  $19,750,000 on October 16, 2011, and which amount shall further increase by  $250,000 on each of November 16, 2011, December 16, 2011, and January 16, 2012; i.e., on November 16, 2011, the repurchase price becomes  $20,000,000, on December 16, 2011, the repurchase price becomes  $20,250,000, and on January 16, 2012, the repurchase price shall become  $20,500,000.

On July 4, 2011, the Company entered into an Agreement and Plan of Merger with Radiancy, Inc., a privately held Delaware corporation ("Radiancy") and PHMD Merger Sub, Inc. ("Merger Sub"), a Delaware corporation and majority-owned subsidiary of PhotoMedex, which was amended on October 31, 2011 as the Amended and Restated Agreement and Plan of Merger (the "Amended and Restated Merger Agreement") Pursuant to the Amended and Restated Merger Agreement and subject to customary closing conditions, Merger Sub will merge with and into Radiancy, and Radiancy will become a majority-owned subsidiary of PhotoMedex. Under the terms of the Amended and Restated Merger Agreement, the Company will issue approximately 15.1 million shares of common stock to Radiancy shareholders (other than Radiancy Ltd. which owns 137,056 shares in Radiancy, Inc.). Upon consummation of the merger transactions contemplated by the Amended and Restated Merger Agreement, Radiancy, Ltd. will continue to own 137,056 shares of Radiancy Inc. common stock (approximately 2% of Radiancy equity on an as-converted and fully diluted basis), the Company will own approximately 98% of Radiancy, and Radiancy will become a majority-owned subsidiary of the Company. The merger will be accounted for as a reverse acquisition. In addition, pursuant to the terms of the Amended and Restated Merger Agreement, Radiancy will contribute cash, which will be used in part to fully exercise PhotoMedex' option to repurchase all warrants and secured convertible promissory notes which are held by the Investor and which have an aggregate principal and accrued interest amount at September 30, 2011 of  $22.7 million, but depending on the time of payment, may be repurchased at a discount to the aggregate amount of principal and accrued interest. The Amended and Restated Merger Agreement is subject to approval by PhotoMedex’s shareholders. If the Amended and Restated Merger Agreement is not approved by the shareholders, PhotoMedex will be subject to pay termination fees to Radiancy, which could have a significant impact on the Company’s future liquidity. See Note 2, Proposed Merger and Note 11, Convertible Debt for further discussion of the Amended and Restated Merger Agreement.

Summary of Significant Accounting Policies:

Quarterly Financial Information and Results of Operations
The condensed financial statements as of September 30, 2011 and for the three and nine months ended September 30, 2011 and 2010, are unaudited and, in the opinion of management, include all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the Company’s financial position as of September 30, 2011, and the results of operations and cash flows for the three and nine months ended September 30, 2011 and 2010. The results for the three and nine months ended September 30, 2011 are not necessarily indicative of the results to be expected for the entire year or any future period. While management believes that the disclosures presented are adequate to make the information not misleading, these consolidated financial statements should be read in conjunction with the condensed consolidated financial statements and the notes included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010.

Fair Value Measurements
The Company measures fair value in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework and gives guidance regarding the methods used for measuring fair value, and expands disclosures about fair value measurements. Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions there exists a three-tier fair-value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

•	Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access as of the measurement date.
•	Level 2 - inputs other than quoted prices included within Level 1 that are directly observable for the asset or liability or indirectly observable through corroboration with observable market data.
•	Level 3 - unobservable inputs for the asset or liability only used when there is little, if any, market activity for the asset or liability at the measurement date.

This hierarchy requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value.

The Company’s recurring fair value measurements at September 30, 2011 and December 31, 2010 are as follows:

	Fair Value as of September 30, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Liabilities:
Derivative financial instruments (Note 12)	$2,380,295	$-	$-	$2,380,295

	Fair Value as of December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Liabilities:
Derivative financial instruments (Note 12)	$938,623	$-	$-	$938,623

The fair value of cash and cash equivalents is based on its demand value, which is equal to its carrying value. The fair values of notes payable and long-term debt are based on borrowing rates that are available to the Company for loans with similar terms, collateral and maturity. The estimated fair values of notes payable and long-term debt approximate the carrying values. Additionally, the carrying value of all other monetary assets and liabilities is estimated to be equal to their fair value due to the short-term nature of these instruments. The carrying amount of derivative instruments is marked to fair value. See Note 12, Warrants, for additional discussion.

Revenue Recognition
The Company has two distribution channels for its phototherapy treatment equipment. The Company either (i) sells the laser through a distributor or directly to a physician or (ii) places the laser in a physician’s office (at no charge to the physician) and charges the physician a fee for an agreed upon number of treatments. In some cases, the Company and the customer stipulate to a quarterly or other periodic target of procedures to be performed, and accordingly revenue is recognized ratably over the period. When the Company sells an XTRAC laser to a distributor or directly to a foreign or domestic physician, revenue is recognized when the following four criteria (the “Criteria”) have been met: (i) the product has been shipped and the Company has no significant remaining obligations; (ii) persuasive evidence of an arrangement exists; (iii) the price to the buyer is fixed or determinable; and (iv) collection is probable. At times, units are shipped, but revenue is not recognized until all of the Criteria have been met, and until that time, the unit is carried on the books of the Company as inventory.

The Company ships most of its products FOB shipping point, although from time to time certain customers, for example governmental customers, will insist upon FOB destination. Among the factors the Company takes into account in determining the proper time at which to recognize revenue are when title to the goods transfers and when the risk of loss transfers. Shipments to distributors or physicians that do not fully satisfy the collection criterion are recognized when invoiced amounts are fully paid or fully assured.

Under the terms of the Company’s distributor agreements, distributors do not have a unilateral right to return any unit that they have purchased. However, the Company does allow products to be returned by its distributors for product defects or other claims.

When the Company places a laser in a physician’s office, it generally recognizes service revenue based on the number of patient treatments performed, or purchased under a periodic commitment, by the physician. Treatments to be performed through random laser-access codes that are sold to physicians free of a periodic commitment, but not yet used, are deferred and recognized as a liability until the physician performs the treatment. Unused treatments remain an obligation of the Company because the treatments can only be performed on Company-owned equipment. Once the treatments are delivered to a patient, this obligation has been satisfied.

The Company defers substantially all sales of treatment codes ordered by and delivered to its customers within the last two weeks of the reporting period in determining the amount of procedures performed by its physician-customers. Management believes this approach closely approximates the actual amount of unused treatments that existed at the end of a period. As of September 30, 2011 and 2010, the Company deferred  $516,176 and  $374,766 respectively, under this approach.

The Company generates revenues from its Skin Care business primarily through product sales for skin health, hair care and wound care. The Company recognizes revenues on its products and copper peptide compound when they are shipped, net of returns and allowances. The Company ships the products FOB shipping point.

The Company generates revenues from its Photo Therapeutics business primarily from product sales of LEDs and skincare products. Previously, it had also generated revenues through milestone payments and potential royalty payments from a licensing agreement that has now been discontinued. The Company recognizes revenues from the product sales, including sales to distributors and other customers, when the Criteria have been met. The Company recognized the milestone payments when the milestones had been achieved and potential royalty revenues as they were earned from the licensee.

Revenues under a now-concluded agreement for the co-promotion of a drug and related device were recognized on a net basis when the Criteria had been met.

The Company generates revenues from its Surgical Products business primarily from product sales of laser systems, related maintenance service agreements, recurring laser delivery systems and laser accessories. Domestic sales generally are direct to the end-user, though the Company has some sales to or through a small number of domestic distributors; foreign sales are to distributors. The Company recognizes revenues from surgical laser and other product sales, including sales to distributors and other customers, when the Criteria have been met.

Revenue from maintenance service agreements is deferred and recognized on a straight-line basis over the term of the agreements. Revenue from billable services, including repair activity, is recognized when the service is provided.

Impairment of Long-Lived Assets and Intangibles
Long-lived assets, such as property and equipment, and purchased intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the fair value of the asset. If the carrying amount of an asset exceeds the fair value, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. As of September 30, 2011, no such impairment exists. Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and would no longer be depreciated. The assets and liabilities of a disposed group classified as discontinued operations would be presented separately in the appropriate asset and liability sections of the balance sheet. As of September 30, 2011, there were no assets to be disposed of.

Patent Costs and Licensed Technologies
Material costs incurred to obtain or defend licensed technologies and certain patents are capitalized and amortized over the shorter of the remaining estimated useful lives or 8 to 12 years. Developed technology was also recorded in connection with the acquisition of ProCyte Corporation (“ProCyte”) in March 2005 and is being amortized on a straight-line basis over seven years. Significant patent costs were recorded in connection with the acquisition of Photo Therapeutics, Inc. (“Photo Therapeutics”) in February 2009 and are being amortized on a straight-line basis over ten years. Other licenses, including the Stern and Mount Sinai licenses, are capitalized and amortized over the estimated useful lives of 10 years. (See Note 5, Patent and Licensed Technologies).

Management evaluates the recoverability of intangible assets based on estimates of undiscounted future cash flows over the remaining useful life of the asset. If the amount of such estimated undiscounted future cash flows is less than the net book value of the asset, the asset is written down to fair value. As of September 30, 2011, no such write-down was required. See Impairment of Long-Lived Assets and Intangibles, above.

Other Intangible Assets
Other intangible assets were recorded in connection with the acquisition of ProCyte in March 2005. The assets are being amortized on a straight-line basis over 5 to 10 years. In addition, other intangible assets were recorded in connection with the acquisition of Photo Therapeutics in February 2009. These assets are being amortized on a straight-line basis over 10 years.

Management evaluates the recoverability of such other intangible assets based on estimates of undiscounted future cash flows over the remaining useful life of the asset. If the amount of such estimated undiscounted future cash flows is less than the net book value of the asset, the asset is written down to fair value. As of September 30, 2011 no such write-down was required. See Impairment of Long-Lived Assets and Intangibles, above.

Goodwill
Goodwill was recorded in connection with the acquisition of Photo Therapeutics in February 2009, the acquisition of ProCyte in March 2005 and the acquisition of Acculase Inc. in August 2000.

Goodwill consists of the excess of cost over the fair value of net assets acquired in business combinations accounted for as purchases. Management evaluates the recoverability of such goodwill by testing for impairment, at least annually. The first step of the impairment test requires that the Company assess the fair value of each reporting unit, and compare the fair value to the reporting unit’s carrying amount. To the extent the carrying amount of a reporting unit exceeds its fair value, an indication exists that the reporting unit’s goodwill may be impaired and the Company must perform a second, more detailed assessment. The second step in an assessment which involves allocating the reporting unit’s fair value to all of its recognized and unrecognized assets and liabilities in order to determine the implied fair value of the reporting unit’s goodwill as of the assessment date. The implied fair value of the reporting unit’s goodwill is then compared to the carrying amount of goodwill to quantify an impairment charge as of the assessment date. There has been no impairment of goodwill recorded through September 30, 2011.

Accrued Warranty Costs
The Company offers a warranty on product sales generally for a one to two-year period. In the case of domestic sales of XTRAC lasers, however, the Company offers longer periods, ranging from three to four years, in order to meet competition or meet customer demands. The Company provides for the estimated future warranty claims on the date the product is sold. Total accrued warranty is included in other accrued liabilities on the balance sheet. The activity in the warranty accrual during the nine months ended September 30, 2011 is summarized as follows:

Nine Months Ended September 30, 2011 (unaudited)
Accrual at beginning of period	$1,001,236
Additions charged to warranty expense	433,994
Expiring warranties	(98,465)
Claims satisfied	(326,642)
Accrual at end of period	$1,010,123

Net Loss Per Share
The Company computes net loss per share by dividing net loss available to common stockholders by the weighted average of common shares outstanding for the period. Diluted net loss per share reflects the potential dilution from the conversion or exercise into common stock of securities such as stock options and warrants.

In these condensed consolidated financial statements, diluted net loss per share is the same as basic net loss per share. Given the Company’s net loss for each period presented, no additional shares for the potential dilution from the conversion of the convertible notes, or from exercise of warrants related to the convertible notes or from other warrants or from the exercise of options into common stock are treated as outstanding in the calculation of diluted net loss per share, since the result would be anti-dilutive. Common stock options and warrants of 473,869 and 638,232 as of September 30, 2011 and 2010, respectively, were excluded from the calculation of fully diluted earnings per share since their inclusion would have been anti-dilutive. Additionally, 227,484 shares of unvested restricted stock as of September 30, 2011 were excluded from the calculation of fully diluted earnings per share since their inclusion would have been anti-dilutive.

Comprehensive Loss
Comprehensive loss is a more inclusive financial reporting method that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income (loss). Comprehensive loss is defined as net income and other changes in stockholders’ investment from transactions and events other than with stockholders. Total comprehensive income (loss) is as follows:

	Three Months Ended September 30, (unaudited)		Nine Months Ended September 30, (unaudited)
	2011	2010	2011	2010
Net loss	$(3,281,186)	$(1,835,100)	$(10,335,464)	$(6,911,315)
Change in cumulative translation adjustment	496	(85,047)	2,340	(19,827)
Comprehensive loss	$(3,280,690)	$(1,920,147)	$(10,333,124)	$(6,931,142)

Supplemental Cash Flow Information
During the nine months ended September 30, 2011, the Company paid interest payable on the convertible notes with an issuance of additional convertible debt amounting to  $2,093,694. The Company also issued warrants related to the Term Note held by Clutterbuck Funds which are valued at  $433,870, and which offset the carrying value of the Term Note. The Company financed certain insurance policies during the period through notes payable for  $410,317.

During the nine months ended September 30, 2010, the Company paid interest payable on the convertible notes with an issuance of additional convertible debt amounting to  $826,676. The Company also issued a warrant to purchase 125,000 shares of common stock related to the Term Note held by Clutterbuck Funds and which is valued at  $769,754, and which offsets the carrying value of the Term Note. The Company financed certain insurance policies during the period through notes payable for  $401,168.

For the nine months ended September 30, 2011 and 2010, the Company paid interest in cash of  $266,114 and  $362,301, respectively. Income taxes paid in the nine months ended September 30, 2011 and 2010 were immaterial.

Accounting Standards Update
ASU 2011-05 – In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”). ASU 2011-05 provides amendments to ASC No. 220 “Comprehensive Income”, which require an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The amendments in this update are effective retrospectively for fiscal years and interim periods within those years, beginning after December 15, 2011, with early adoption permitted. In October 2011, the FASB announced that they are considering deferring certain provisions in ASU 2011-05 related presentation of reclassification adjustments from other comprehensive income to net income. The Company is currently assessing the impact of the adoption of this update on the Company’s financial condition, results of operations and cash flows.

Note 1
The Company and Summary of Significant Accounting Policies:

The Company:

Background
PhotoMedex, Inc. (and its subsidiaries) (the “Company”) is a Global Skin Health Solutions™ company that provides disease management and aesthetic solutions through innovative laser systems, light-based devices and science-based skincare products. Through its relationships with dermatologists and plastic surgeons, the Company's products address multiple skin diseases and skin condition including psoriasis, vitiligo, acne and sun damage. The Company's experience in addressing these diseases and conditions in the physician market has allowed it to expand its products and services to provide skin health solutions to certain non-physician markets.

The Company's current strategic focus is built upon four key components – leveraging its sales force through training focused on superior skin health expertise and incremental product offerings, expanded international capabilities, the development of alternate channels for its varied product lines and a renewed commitment to innovation of its technologies.

The Company concentrates its strategic efforts primarily in the physician market both domestically and internationally. Supporting those efforts management has initiated a renewed commitment to innovation, whereby the Company looks to maximize the application of its technologies and utilize the significant scientific resources available to it in each of its product areas. In the U.S. the Company markets and sells its products through a direct sales organization capable of addressing each product area with specific expertise. The Company's focus on enhanced training of the sales organization has created the ability to drive sales and to support its customer base with a leaner and more cost-effective sales force since the strategy change in 2009. And, finally the Company looks to leverage our experience and substantial product advancements in the physician market into non-physician based markets, or alternate channels, that may benefit from those technological advancements.

Based upon this strategic focus, effective January 1, 2010, management has updated the segments that the Company now currently operates. There are now four distinct business units, or segments (as described in Note 14): three in Dermatology – Physician Domestic, Physician International, and Other Channels; and one in Surgical,– Surgical Products. The segments are distinguished by the Company's management structure and the markets or customers served.

The Physician Domestic segment generates revenues by selling XTRAC treatments and lasers, skincare and LED products and Metvixia®, a Galderma Laboratories, L. P. drug, which the Company's sales representatives promote and sell to domestic physicians. Collaborations with Galderma ended in December 2010. The Physician International segment generates revenues by selling dermatology equipment and skincare and LED products to international physicians through distributors. The Other Channels segment generates revenues by selling skincare and LED products to indoor tanning and spa markets and on-line and television retail consumer markets for home use. The Surgical Products segment generates revenues by selling laser and non-laser products including disposables to hospitals and surgery centers both domestically and internationally.

The Company's Board of Directors approved a 1-for-6 reverse stock split of the Company's common stock, which became effective upon receiving stockholder approval on February 3, 2010. As a result of the reverse stock split, every six shares of common stock were combined and reclassified into one share of common stock and the total number of shares outstanding was reduced from approximately 13.5 million shares to approximately 2.2 million shares for all periods presented. With stockholder approval rendered on October 28, 2010, the Company changed its charter state of organization from Delaware to Nevada on December 30, 2010.

Liquidity

As of December 31, 2010, the Company had an accumulated deficit of  $124,564,120. To date, the Company has dedicated most of its financial resources to research and development, sales and marketing, and general and administrative expenses.

Cash and cash equivalents as of December 31, 2010 were  $3,523,948. The Company has historically financed its activities with cash from operations, the private placement of equity and debt securities and borrowings under lines of credit.

Based on its resources available at December 31, 2010, including the public offering of its securities described below, coupled with the substantial reduction in the use of cash in the last year, the Company believes that it can fund operations through and beyond the first quarter of 2012. However, given the uncertainty in the general economic conditions and its impact on the Company's industry, and in light of the Company's historical operating losses and negative cash flows, there is no assurance that the Company will not require additional funds in order to continue as a going concern beyond the first quarter of 2012.

Beginning in August 2009, the Company restructured its operations and redirected its efforts in a manner that management expects will continue to improve results of operations. As part of such redirected efforts, management continues comprehensive efforts to minimize the Company's operational costs and capital expenditures and continues to implement the strategies that were developed to increase ongoing revenue streams.

On October 22, 2009, the Company closed a private placement of its common shares with several accredited investors, which yielded gross proceeds of approximately  $2.7 million and which improved the available cash. On November 10, 2009, the Company issued to an affiliate of one of the accredited investors participating in the October 22, 2009 private placement an additional 230,000 shares at a price of  $0.65 per share, which yielded additional gross proceeds of  $149,500 in the placement. Although this financing, together with the Company's other resources and arrangements with creditors, satisfied its immediate liquidity constraints at such time, the Company continued to explore additional opportunities to secure capital which might be used to continue to develop new business opportunities and be used to fund operations, if necessary.

On March 19, 2010, the Company entered into a Term Loan and Security Agreement with Clutterbuck Funds LLC (“Clutterbuck Funds”), a registered investment advisor located in Cleveland, Ohio. The Company received net proceeds of  $2,373,000 in the transaction. The secured term note has a principal amount of  $2.5 million (the “Term Note”), which accrues interest at a rate of 12% per annum. The Term Note requires the Company to make monthly payments of interest only. The principal matures on September 19, 2011 and may be prepaid without penalty at any time. The note is secured by XTRAC lasers that the Company has consigned to physician customers and that are not otherwise pledged to CIT Healthcare LLC and Life Sciences Capital LLC (collectively, “CIT”) pursuant to the outstanding term notes with such lenders. In connection with the issuance of the Term Note to Clutterbuck Funds, the Company issued Clutterbuck Funds a warrant to purchase 102,180 shares of the Company's common stock for an initial exercise price of  $7.34. The warrant is exercisable at any time on or prior to the fifth anniversary of its issue date. Pursuant to the terms of the warrant, the exercise price is subject to a one-time downward adjustment if the Company makes certain issuances of its equity securities at a price per share less than  $7.34 during the 36-month period following the issuance of the warrant. As a result of the public offering of our common stock on May 7, 2010, the exercise price of the warrant was reduced to  $6.00 and the number of shares that could be obtained by exercise was increased to 125,000.

In order to consummate the bridge financing with Clutterbuck Funds, it was necessary to secure the consent of the holder of the Company's Convertible Notes (the “Investor”). See Note 11, Convertible Debt. As of March 19, 2010, the outstanding principal and accrued interest under the Convertible Notes was  $19,546,676. In order to obtain the Investor's consent, the Company agreed to the following modifications to the Convertible Notes:

•
The Company combined the aggregate outstanding obligations under the Convertible Notes into two convertible notes. Each note matures on February 27, 2014 and is identical to the original form of convertible note except as noted below;

•
The larger note, the Series B-2 Note, has a principal amount of  $16,746,270. This note remains subject to the same down-round anti-dilution adjustment to the conversion price which was in the unmodified notes. The interest rate of this note was increased from 8% to 10%. The incremental 2% increase in the interest rate may be paid in cash, or, pursuant to the vote of our stockholders at the Annual Meeting of Stockholders on October 28, 2010, may be paid in convertible PIK notes;

•
The smaller note, the Series B-1 Note, has a principal amount of  $2,800,406. The conversion price of this note was reduced to  $11.26 and the down-round anti-dilution adjustment to the conversion price was removed. The interest rate of this note was increased from 8% to 10%. The full amount of the accrued interest remains payable in cash or convertible PIK notes;

•
The collateral securing the Convertible Notes was expanded by adding a first-priority lien against all of the Company's assets other than the assets pledged with first-priority liens to CIT and to Clutterbuck Funds. When assets are released from the lien of CIT, such assets will become subject to the first-priority lien of Clutterbuck Funds and a second-priority lien of the Investor. Finally, when assets are released from the lien of Clutterbuck Funds, such assets will become subject to the first-priority lien of the Investor; and

•	Three of the Company's subsidiaries (ProCyte Corporation, Photo Therapeutics, Inc. and SLT Technology, Inc.) have guaranteed the Company's obligations under the modified Convertible Notes.

On May 7, 2010, the Company closed on a public offering of its common shares. The Company sold 534,000 shares of its common stock at an offering price of  $6.00 per share. The sale resulted in net proceeds to the Company of approximately  $2.4 million. The net proceeds will be used for general working capital purposes and potentially for pay-down of outstanding debt. The underwriters are also entitled to warrants to purchase, in aggregate, 25,000 shares of the Company's common stock at  $7.50 per share.

As of December 31, 2010, the Convertible Debt was  $20,426,276. The Company paid interest due on September 1, 2010 with additional convertible notes amounting to  $728,884 (for the Series B-1 interest at 10%  $126,018 and for the Series B-2 interest at 8%  $602,866) and through an escrow of cash paid provisionally in lieu of an additional convertible note for the 2% incremental interest on the Series B-2 Convertible Note. Given that the stockholders approved the issuance of convertible notes for this incremental interest, the escrowed cash was returned to the Company on November 1, 2010 and a convertible note for  $150,716 was issued to the Investor, effective September 1, 2010.

On March 28, 2011, Clutterbuck Funds agreed to extend the maturity date of its loan with the Company, of which the principal of  $2.5 million was to be paid at maturity. Previously, the loan matured on September 19, 2011; it will now mature on December 1, 2012. Starting in August 2011, we will begin monthly installments of principal such that the final payment at maturity will be  $75,000. To induce the modifications to the terms of its loan, we have issued to Clutterbuck Funds a second warrant which has been modeled after the first warrant issued on March 19, 2010 but which will be to purchase 109,650 shares of our common stock at an exercise price of  $5.70 per share. The collateral securing the first-position security interest of Clutterbuck Funds and the second-position security interest of the holder of our convertible notes will remain in place.

Summary of Significant Accounting Policies:

Principles of Consolidation
The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated. The former subsidiaries of Photo Therapeutics Group Ltd. have been included in the financial statements from February 27, 2009, the closing date of the acquisition.

Use of Estimates
The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates and be based on events different from those assumptions. Future events and their effects cannot be predicted with certainty; estimating, therefore, requires the exercise of judgment. Thus, accounting estimates change as new events or changes in prevailing economic conditions occur, as more experience is acquired, or as additional information is obtained.

Fair Value Measurements

The Company measures fair value in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework and gives guidance regarding the methods used for measuring fair value, and expands disclosures about fair value measurements. Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions there exists a three-tier fair-value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

•	Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access as of the measurement date.

•	Level 2 - inputs other than quoted prices included within Level 1 that are directly observable for the asset or liability or indirectly observable through corroboration with observable market data.

•	Level 3 - unobservable inputs for the asset or liability only used when there is little, if any, market activity for the asset or liability at the measurement date.

This hierarchy requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value.

The Company's recurring fair value measurements at December 31, 2010 and December 31, 2009 are as follows:

	Fair Value as of December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Liabilities:
Derivative financial instruments (Note 12)	$938,623	$-	$-	$938,623

	Fair Value as of December 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Liabilities:
Derivative financial instruments (Note 12)	$741,525	$-	$-	$741,525

The fair value of cash and cash equivalents is based on its demand value, which is equal to its carrying value. The fair values of notes payable and long-term debt are based on borrowing rates that are available to the Company for loans with similar terms, collateral and maturity. The estimated fair values of notes payable and long-term debt approximate the carrying values. Additionally, the carrying value of all other monetary assets and liabilities is estimated to be equal to their fair value due to the short-term nature of these instruments. The carrying amount of derivative instruments is marked to fair value. See Note 12, Warrants, for additional discussion.

Derivative Financial Instruments
The Company recognizes all derivative financial instruments as assets or liabilities in the financial statements and measures them at fair value with changes in fair value reflected as current period income or loss unless the derivatives qualify as hedges. As a result, certain warrants are now accounted for as derivatives. See Note 12, Warrants, for additional discussion.

Cash and Cash Equivalents and Restricted Cash
The Company invests its excess cash in highly liquid short-term investments. The Company considers short-term investments that are purchased with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents consisted of cash and money market accounts at December 31, 2010 and 2009. Cash that is pledged to secure obligations is disclosed separately as restricted cash. The Company maintains its cash and cash equivalents in accounts in one bank, the balances of which at times may exceed federally insured limits. Deposits at the institution are insured by the Federal Deposit Insurance Corporation up to  $250,000 through December 31, 2010. As of December 31, 2010, the Company had uninsured cash balances of approximately  $2,982,000 on deposit with the bank. The bank is participating in the FDIC's Transaction Account Guarantee Program, whereby all non-interest bearing checking accounts (including accounts with interest rates less than 0.50%) were fully guaranteed by the FDIC for the entire amount through December 31, 2010.

Accounts Receivable
The majority of the Company's accounts receivables are due from distributors (domestic and international), hospitals, universities and physicians and other entities in the medical field. Credit is extended based on evaluation of a customer's financial condition and, generally, collateral is not required. Accounts receivable are most often due within 30 to 90 days and are stated at amounts due from customers net of an allowance for doubtful accounts. Accounts outstanding longer than the contractual payment terms are considered past due. The Company determines its allowance by considering a number of factors, including the length of time trade accounts receivable are past due, the Company's previous loss history, the customer's current ability to pay its obligation to the Company, and the condition of the general economy and the industry as a whole. The Company writes off accounts receivable when they become uncollectible, and payments subsequently received on such receivables are credited to the allowance for doubtful accounts. The Company does not recognize interest accruing on accounts receivable past due.

Inventories
Inventories are stated at the lower of cost (first-in, first-out basis) or market. Cost is determined to be purchased cost for raw materials and the production cost (materials, labor and indirect manufacturing cost) for work-in-process and finished goods. Throughout the laser manufacturing process, the related production costs are recorded within inventory. Work-in-process is immaterial, given the typically short manufacturing cycle, and therefore is disclosed in conjunction with raw materials.

The Company's skin disorder treatment equipment will either (i) be placed in a physician's office and remain the property of the Company or (ii) be sold to distributors or physicians directly. The cost to build a laser, whether for sale or for placement, is accumulated in inventory. When a laser is placed in a physician's office, the cost is transferred from inventory to “lasers-in-service” within property and equipment. At times, units are shipped to distributors, but revenue is not recognized until all of the Criteria (as defined below under Revenue Recognition) for revenue recognition have been met, and until that time, the unit is carried on the books of the Company as inventory. Revenue is not recognized from these distributors until payment is either assured or paid in full. Until this time, the cost of these shipments continues to be recorded as finished goods inventory.

Reserves for slow moving and obsolete inventories are provided based on historical experience and product demand. Management evaluates the adequacy of these reserves periodically based on forecasted sales and market trend.

Property, Equipment and Depreciation
Property and equipment are recorded at cost. Excimer lasers-in-service were depreciated on a straight-line basis over the estimated useful life of five years. For other property and equipment, depreciation is calculated on a straight-line basis over the estimated useful lives of the assets, primarily three to seven years for computer hardware and software, furniture and fixtures, automobiles, and machinery and equipment. Leasehold improvements are amortized over the lesser of the useful lives or lease terms. Expenditures for major renewals and betterments to property and equipment are capitalized, while expenditures for maintenance and repairs are charged to operations as incurred. Upon retirement or disposition, the applicable property amounts are deducted from the accounts and any gain or loss is recorded in the consolidated statements of operations. Useful lives are determined based upon an estimate of either physical or economic obsolescence or both.

Laser units and laser accessories located at medical facilities for sales evaluation and demonstration purposes or those units/accessories used for development and medical training are included in property and equipment under the caption “machinery and equipment”. These units and accessories are being depreciated over a period of up to five years.

Management evaluates the realizability of property and equipment based on estimates of undiscounted future cash flows over the remaining useful life of the asset. If the amount of such estimated undiscounted future cash flows is less than the net book value of the asset, the asset is written down to the net realizable value. As of December 31, 2010, no such write-down was required (see Impairment of Long-Lived Assets below).

Patent Costs and Licensed Technologies
Costs incurred to obtain or defend patents and licensed technologies are capitalized and amortized over the shorter of the remaining estimated useful lives or eight to 12 years. Developed technology was also recorded in connection with the acquisition of ProCyte in March 2005 and is being amortized on a straight-line basis over seven years.

Significant patent costs were recorded in connection with the acquisition of Photo Therapeutics in February 2009 and are being amortized on a straight-line basis over ten years. Other licenses, including the Stern and Mount Sinai licenses, are capitalized and amortized over the estimated useful lives of 10 years. (See Note 5, Patent and Licensed Technologies).

Management evaluates the recoverability of intangible assets based on estimates of undiscounted future cash flows over the remaining useful life of the asset. If the amount of such estimated undiscounted future cash flows is less than the net book value of the asset, the asset is written down to fair value. As of December 31, 2010, no such write-down was required. (See Impairment of Long-Lived Assets and Intangibles).

Other Intangible Assets
Other intangible assets were recorded in connection with the acquisition of ProCyte in March 2005. With the exception of the Neutrogena intangible, which has been written down to zero, the assets are being amortized on a straight-line basis over 5 to 10 years. In addition, other intangible assets were recorded in connection with the acquisition of Photo Therapeutics in February 2009. These assets are being amortized on a straight-line basis over 10 years. (See Note 2, Acquisition).

Management evaluates the recoverability of such other intangible assets based on estimates of undiscounted future cash flows over the remaining useful life of the asset. If the amount of such estimated undiscounted future cash flows is less than the net book value of the asset, the asset is written down to fair value. As of December 31, 2010 no such write-down was required. (See Impairment of Long-Lived Assets and Intangibles).

Goodwill
Goodwill consists of the excess of cost over the fair value of net assets of businesses acquired. Management evaluates the recoverability of such goodwill by testing for impairment, at least annually. The first step of the impairment test requires that the Company assess the fair value of each reporting unit, and compare the fair value to the reporting unit's carrying amount. To the extent the carrying amount of a reporting unit exceeds its fair value, an indication exists that the reporting unit's goodwill may be impaired and the Company must perform a second, more detailed assessment. The second step in an assessment involves allocating the reporting unit's fair value to all of its recognized and unrecognized assets and liabilities in order to determine the implied fair value of the reporting unit's goodwill as of the assessment date. The implied fair value of the reporting unit's goodwill is then compared to the carrying amount of goodwill to quantify an impairment charge as of the assessment date. There has been no impairment of goodwill recorded through December 31, 2010.

Foreign currency translation
Assets and liabilities of foreign subsidiaries, whose functional currencies are the local currency, are translated from their respective functional currencies to U.S. dollars at the balance sheet date exchange rates. Income and expense items are translated at the average rates of exchange prevailing during the year. Foreign exchange gains and losses resulting from translation of account balances are included in income or loss in the year in which they occur. The adjustment resulting from translating the financial statements of such foreign subsidiaries into U.S. dollars is reflected as a separate component of stockholders' equity.

Accrued Warranty Costs
The Company offers a warranty on product sales generally for a one to two-year period. In the case of domestic sales of XTRAC lasers, however, the Company has offered longer warranty periods, ranging from three to four years, in order to meet competition or meet customer demands. The Company provides for the estimated future warranty claims on the date the product is sold. Total accrued warranty is included in other accrued liabilities on the balance sheet. The activity in the warranty accrual during the years ended December 31, 2010 and 2009 is summarized as follows:

	December 31,
	2010	2009
Accrual at beginning of year	$773,628	$442,527
Additions due to PTL acquisition	-	227,334
Additions charged to warranty expense	703,512	369,081
Expiring warranties	(204,739)	(53,149)
Claims satisfied	(271,165)	(212,165)
Accrual at end of year	$1,001,236	$773,628

Revenue Recognition
The Company has two distribution channels for its phototherapy treatment equipment. The Company either (i) sells its lasers through a distributor or directly to a physician or (ii) places its lasers in a physician's office (at no charge to the physician) and generally charges the physician a fee for an agreed upon number of treatments. In some cases, the Company and the customer stipulate to a quarterly or other periodic target of procedures to be performed, and accordingly revenue is recognized ratably over the period. When the Company sells an XTRAC laser to a distributor or directly to a foreign or domestic physician, revenue is recognized when the following four criteria have been met: (i) the product has been shipped and the Company has no significant remaining obligations; (ii) persuasive evidence of an arrangement exists; (iii) the price to the buyer is fixed or determinable; and (iv) collection is probable (the “Criteria”). At times, units are shipped, but revenue is not recognized, until all of the Criteria have been met and, until that time, the unit is carried on the books of the Company as inventory.

The Company ships most of its products FOB shipping point, although from time to time certain customers, for example governmental customers, will insist upon FOB destination. Among the factors the Company takes into account when determining the proper time at which to recognize revenue are when title to the goods transfers and when the risk of loss transfers. Shipments to distributors or physicians that do not fully satisfy the collection criterion are recognized when invoiced amounts are fully paid or fully assured.

Under the terms of the Company's distributor agreements, distributors do not have a unilateral right to return any unit that they have purchased. However, the Company does allow products to be returned by its distributors for product defects or other claims.

When the Company places a laser in a physician's office, it generally recognizes service revenue based on the number of patient treatments performed, or purchased under a periodic commitment, by the physician. Treatments to be performed through random laser-access codes that are sold to physicians free of a periodic commitment, but not yet used, are deferred and recognized as a liability until the physician performs the treatment. Unused treatments remain an obligation of the Company because the treatments can only be performed on Company-owned equipment. Once the treatments are delivered to a patient, this obligation has been satisfied.

The Company defers substantially all sales of treatment codes ordered by and delivered to its customers within the last two weeks of the period in determining the amount of procedures performed by its physician-customers. Management believes this approach closely approximates the actual amount of unused treatments that existed at the end of a period. As of December 31, 2010 and 2009, the Company deferred  $229,099 and  $303,868, respectively, under this approach. The Company generates revenues from its Skin Care business primarily through product sales for skin health, hair care and wound care. The Company recognizes revenues on its products and copper peptide compound when they are shipped, net of returns and allowances. The Company ships the products FOB shipping point.

The Company generates revenues from its Photo Therapeutics business primarily from two channels. The first is through product sales of LEDs and skincare products. The second is through milestone payments and potential royalty payments from a licensing agreement. The Company recognizes revenues from the product sales, including sales to distributors and other customers, when the Criteria have been met. The Company recognizes the milestone payments when the milestones have been achieved and potential royalty revenues as they are earned from the licensee.

The Company generates revenues from its Surgical Products business primarily from product sales of laser systems, related maintenance service agreements, recurring laser delivery systems and laser accessories. Domestic sales generally are direct to the end-user, though the Company has some sales to or through a small number of domestic distributors; foreign sales are to distributors. The Company recognizes revenues from surgical laser and other product sales, including sales to distributors and other customers, when the Criteria have been met.

Revenue from maintenance service agreements is deferred and recognized on a straight-line basis over the term of the agreements. Revenue from billable services, including repair activity, is recognized when the service is provided.

Product Development Costs
Costs of research, new product development and product redesign are charged to expense as incurred.

Income Taxes
The Company accounts for income taxes in accordance with FASB ASC 740, Income Taxes (“ASC Topic 740”). ASC Topic 740 prescribes that the use of the liability method be used for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities and are measured using enacted tax rates and laws that are expected to be in effect when the differences reverse. Any resulting net deferred tax assets are evaluated for recoverability and, accordingly, a valuation allowance is provided when it is more likely than not that all or some portion of the deferred tax asset will not be realized.

Net Loss Per Share
The Company computes net loss per share by dividing net loss available to common stockholders by the weighted average of common shares outstanding for the period. Diluted net loss per share reflects the potential dilution from the conversion or exercise into common stock of securities such as stock options and warrants.

In these consolidated financial statements, diluted net loss per share from continuing operations is the same as basic net loss per share. Thus, no additional shares for the potential dilution from the conversion of the Convertible Notes, or from exercise of warrants related to the Convertible Notes or from other warrants or from the exercise of options into common stock are treated as outstanding in the calculation of diluted net loss per share, since the result would be anti-dilutive. Common stock options and warrants of 593,984; 482,142 and 224,854 as of December 31, 2010, 2009 and 2008, respectively, were excluded from the calculation of fully diluted earnings per share from continuing operations since their inclusion would have been anti-dilutive. Share amounts shown on the consolidated balance sheets and share amounts and basic and diluted net loss per share amounts shown on the consolidated statements of operations have been adjusted to reflect the reverse stock split of 1-for-6 effective February 3, 2010, excluding the rounding up of fractional shares. Share amounts shown on the consolidated balance sheet as of December 31, 2008 have also been adjusted to reflect the reverse stock split of 1-for-7 effective January 26, 2009, excluding the rounding up of fractional shares. For the years ended December 31, 2008, there was income from discontinued operations, but basic net income per share and diluted net income per share from discontinued operations for these periods were immaterial.

Comprehensive Income (Loss)
Comprehensive income (loss) is a more inclusive financial reporting method that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income (loss). Comprehensive income (loss) is defined as net income and other changes in shareholders' investment from transactions and events other than with shareholders. Total comprehensive income (loss) is as follows:

	Year Ended December 31,
	2010	2009	2008
Net loss	$(8,723,189)	$(10,520,775)	$(11,290,907)
Change in cumulative translation adjustment	107,669	101,235	-
Comprehensive loss	$(8,615,520)	$(10,419,540)	$(11,290,907)

Impairment of Long-Lived Assets and Intangibles
Long-lived assets, such as property and equipment, and purchased intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the fair value of the asset. If the carrying amount of an asset exceeds the fair value, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of are separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated. The assets and liabilities of a disposed group classified as discontinued operations are presented separately in the appropriate asset and liability sections of the balance sheet. As of December 31, 2010, no such impairment exists.

Share-Based Compensation
The Company accounts for stock-based compensation in accordance with ASC Topic 718, share- based payment. Under the fair value recognition provision, of this statement, share-based compensations cost is measured at the grant date based on the fair value of the award and is recognized as expense over the applicable vesting period of the stock award using the straight-line method.

Supplemental Cash Flow Information
During the year ended December 31, 2010, the Company paid interest payable on the convertible notes with an issuance of additional convertible debt amounting to  $826,676.  The Company also issued a warrant to purchase 125,000 shares of common stock related to the Term Note held by Clutterbuck Funds and which is valued at  $769,754, and which offsets the carrying value of the Term Note. The Company financed certain insurance policies during the period through notes payable for  $401,168.

During the year ended December 31, 2009, the Company issued warrants to an investor that manages an investment fund (the “Investor”) in conjunction with a private placement of convertible debt which funded the Company's purchase of the PTL business. These warrants were initially valued at  $1,550,311, are carried as a liability and result in a discount from the face of the convertible debt. The Company paid the first installment of interest payable on the convertible debt with an issuance of an additional convertible note in the amount of  $720,000. The Company financed certain insurance policies during the period through notes payable for  $485,860.

During the year ended December 31, 2008, the Company financed certain insurance policies through notes payable for  $635,243 and issued warrants to a term-note credit facility which are valued at  $44,366, and which offset the carrying value of debt.

For the years ended December 31, 2010, 2009 and 2008, the Company paid interest of  $534,177,  $675,389 and  $990,420, respectively. Income taxes paid in the years ended December 31, 2009, 2008 and 2007 were immaterial.

Accounting Standards Update
In January 2010, the FASB issued an update to ASC 820-10, Measuring Liabilities at Fair Values (“ASC Topic 820-10”). The update to ASC Topic 820-10 requires disclosure of significant transfers in and out of Level 1 and Level 2 measurements and the reasons for the transfers, and a gross presentation of activity within the Level 3 rollforward, presenting separately information about purchases, sales issuances and settlements. The update to ASC Topic 820-10was adopted by the Company in 2010, except for the gross presentation of the Level 3 rollforward which will be adopted by the Company in fiscal year 2011. The Company is currently evaluating the impact of the update to ASC Topic 820-10, but does not expect the adoption to have a material impact on its financial position, results of operations, and cash flows.

In June 2009, the FASB issued FASB ASC 105, Generally Accepted Accounting Principles ("ASC Topic 105"), In October 2009, the FASB issued ASU 2009-13 which supersedes certain guidance in ASC 605-25, "Revenue Recognition - Multiple Element Arrangements." This topic amends current guidance for the allocation of arrangement consideration at the inception of an arrangement to all of its deliverables, to allow an entity to use relative selling prices when vendor-specific objective evidence of fair value or third party evidence does not exist. This topic is effective for annual reporting periods beginning after June 15, 2010. The Company is currently evaluating the impact that this topic will have on its consolidated financial statements.

Acquisition	12 Months Ended
Dec. 31, 2010
Acquisition [Abstract]
Acquisition
Note 2
Acquisition:

Photo Therapeutics Transaction:
On February 27, 2009, the Company completed the acquisition of the subsidiaries of Photo Therapeutics Group Ltd. The subsidiaries are Photo Therapeutics Ltd. (based in the United Kingdom) and Photo Therapeutics, Inc. (based in California) and are collectively referred to herein as “Photo Therapeutics” or “PTL.” Photo Therapeutics is a developer and provider of non-laser light aesthetic devices for the treatment of a range of clinical and non-clinical dermatological conditions.

The Company paid an aggregate purchase price of  $13 million in the Photo Therapeutics acquisition. The fair value of the assets acquired and liabilities assumed were based on management estimates and values derived from an outside independent appraisal. Based on the purchase price allocation, the following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the date of acquisition:

Cash and cash equivalents	$421,978
Accounts receivable	843,007
Inventories	1,883,469
Prepaid expenses and other current assets	187,232
Property and equipment	80,462
Patents and licensed technologies	7,400,000
Other intangible assets	1,500,000
Total assets acquired at fair value	12,316,148

Accounts payable	(936,099)
Accrued compensation and related expenses	(35,906)
Other accrued liabilities	(419,186)
Deferred revenues	(576,349)
Total liabilities assumed	(1,967,540)

Net assets acquired	$10,348,608

The purchase price exceeded the fair value of the net assets acquired by  $2,651,392, which was recorded as goodwill. Acquisition costs amounting to  $1,532,798 and incurred through December 31, 2008 were expensed as of December 31, 2008; acquisition costs amounting to  $432,353 and incurred in 2009 were expensed as of February 27, 2009. Acquisition costs accruing after February 27, 2009 were immaterial and expensed. Based on its analyses, as of June 30, 2009 the Company determined that no earn-out would be due to Photo Therapeutics Group Ltd., and that no working capital adjustment would be made to the aggregate purchase price of  $13 million. The Company made no claims for indemnification out of the  $1 million set aside in escrow on February 27, 2009. The escrow was released on September 8, 2010.

The accompanying consolidated financial statements do not include any revenues or expenses related to the PTL business on or prior to February 27, 2009, the closing date of the acquisition. The Company's unaudited pro-forma results for the years ended December 31, 2009 and 2008 are summarized in the following table, assuming the acquisition had occurred on January 1, 2008:

	Year Ended December 31,
	2009	2008

Net revenues	$33,515,493	$42,861,963
Net loss	$(11,233,919)	$(13,270,587)
Basic and diluted loss per share	$(6.85)	$(8.84)
Shares used in calculating basic and diluted loss per share	1,640,006	1,500,767

These unaudited pro-forma results have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which would have actually resulted had the acquisition occurred on January 1, 2008, nor to be indicative of future results of operations.

Discontinued Operations:
Surgical Services was a fee-based procedures business using mobile surgical laser equipment operated by Company technicians at hospitals and surgery centers in the United States. On August 1, 2008, the Company entered into a definitive agreement to sell specific assets of the business including accounts receivable, inventory and equipment, for  $3,500,000, subject to certain closing adjustments. Such closing adjustments resulted in net proceeds to the Company of  $3,149,737. The transaction closed on August 8, 2008. No income tax benefit was recognized by the Company from the loss on the sale of discontinued operations.

The accompanying consolidated financial statements reflect the operating results of the discontinued operations separately from continuing operations. The Company recognized a loss of  $448,675 on the sale of the discontinued operations in the year ended December 31, 2008, representing the difference between the adjusted net purchase price and the carrying value of the assets being sold.

Revenues from Surgical Services, reported as discontinued operations, for the year ended December 31, 2008 were  $4,398,047. Income from Surgical Services, reported as discontinued operations, for the year ended December 31, 2008 were  $285,712. No income tax provision was recognized by the Company against income from Surgical Services over the comparable year.

Inventories	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Inventories [Abstract]
Inventories
Note 3
Inventories:

Set forth below is a detailed listing of inventories:

	September 30, 2011	December 31, 2010
	(unaudited)
Raw materials and work in progress	$5,060,188	$4,114,505
Finished goods	2,517,605	2,026,674
Total inventories	$7,577,793	$6,141,179

Work-in-process is immaterial, given the Company’s typically short manufacturing cycle, and therefore is disclosed in conjunction with raw materials. As of September 30, 2011 and December 31, 2010, the Company carried specific reserves for excess and obsolete stocks against its inventories of  $1,090,832 and  $1,734,161, respectively.

Note 3
Inventories:

Set forth below is a detailed listing of inventories.

	December 31,
	2010	2009
Raw materials and work-in-process	$4,114,505	$4,082,593
Finished goods	2,026,674	2,920,257
Total inventories	$6,141,179	$7,002,850

Work-in-process is immaterial given the typically short manufacturing cycle, and therefore is disclosed in conjunction with raw materials. There are no finished goods as of December 31, 2010 and 2009 for laser systems shipped to distributors, but not recognized as revenue until all the Criteria of revenue recognition have been met. At times, units are shipped but revenue is not recognized until all of the Criteria are met, and until that time, the unit is carried on the books of the Company as inventory. The Company ships most of its products FOB shipping point, although from time to time certain customers, for example governmental customers, will insist on FOB destination. Among the factors the Company takes into account in determining the proper time at which to recognize revenue are when title to the goods transfers and when the risk of loss transfers. Shipments to the distributors that do not fully satisfy the collection criterion are recognized when invoiced amounts are fully paid. As of December 31, 2010 and 2009, the Company carried reserves against its inventories of  $1,734,161 and  $2,388,262, respectively.

Property and Equipment	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Property and Equipment [Abstract]
Property and Equipment
Note 4
Property and Equipment:

Set forth below is a detailed listing of property and equipment:

	September 30, 2011	December 31, 2010
	(unaudited)
Lasers in service	$11,286,322	$14,061,390
Computer hardware and software	373,403	376,393
Furniture and fixtures	790,856	744,991
Machinery and equipment	724,749	835,780
Leasehold improvements	339,423	339,423
	13,514,753	16,357,977
Accumulated depreciation and amortization	(8,646,755)	(9,439,033)
Property and equipment, net	$4,867,998	$6,918,944

Depreciation and related amortization expense was  $1,903,705 and  $2,357,175 for the nine months ended September 30, 2011 and 2010, respectively. At September 30, 2011 and December 31, 2010, net property and equipment included  $32,419 and  $47,776, respectively, of assets recorded under capitalized lease arrangements, of which  $34,993 and  $49,225 was included in long-term debt at September 30, 2011 and December 31, 2010, respectively. See Note 10, Long-Term Debt.

Note 4
Property and Equipment:

Set forth below is a detailed listing of property and equipment.

	December 31,
	2010	2009
Lasers-in-service	$14,061,390	$16,436,529
Computer hardware and software	376,393	368,668
Furniture and fixtures	744,991	683,573
Machinery and equipment	835,780	845,856
Leasehold improvements	339,423	262,395
	16,357,977	18,597,021
Accumulated depreciation and amortization	(9,439,033)	(9,303,539)
Total property and equipment, net	$6,918,944	$9,293,482

Related depreciation and amortization expense was  $3,080,413 in 2010,  $3,204,431 in 2009 and  $2,977,506 in 2008. At December 31, 2010 and 2009, net property and equipment included  $47,776 and  $0, respectively, of assets recorded under capitalized lease arrangements, of which  $49,225 and  $0 was included in long-term debt at December 31, 2010 and 2009, respectively (See Note 10).

Patents and Licensed Technologies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Patents and Licensed Technologies [Abstract]
Patents and Licensed Technologies
Note 5
Patents and Licensed Technologies:

Set forth below is a detailed listing of patents and licensed technologies:

	September 30, 2011	December 31, 2010
	(unaudited)
Patents, owned and licensed, at gross costs of $8,033,409, net of accumulated amortization of $2,384,814 and $1,816,979, respectively.	$5,648,595	$6,216,430
Other licensed or developed technologies, at gross costs of $2,337,326, net of accumulated amortization of $1,864,620 and $1,740,228, respectively.	472,706	597,098
	$6,121,301	$6,813,528

Related amortization expense was  $692,227 and  $718,104 for the nine months ended September 30, 2011 and 2010, respectively. Included in Patents is  $7,400,000 in patents, patents pending and related know-how acquired in the Photo Therapeutics transaction. Included in Other Licensed and Developed Technologies, is a license with Stern Laser srl for its lamp-based technology, which was carried on the Company’s books at  $411,535, net, as of September 30, 2011. Amortization of this intangible is on a straight-line basis over 10 years, which began in January 2005.

Also included in Other Licensed and Developed Technologies, is an exclusive license, granted on March 31, 2006, by the Mount Sinai School of Medicine of New York University (“Mount Sinai”), effective April 1, 2006, to use Mount Sinai's patented methodology for utilization of ultraviolet laser light for the treatment of vitiligo. The licensed patent is US Patent No. 6,979,327, Treatment of Vitiligo. It was issued December 27, 2005, and the inventor is James M. Spencer, MD, a member of the Company’s Scientific Advisory Board. The license is carried on the Company’s books at  $47,961 and  $55,954, net at September 30, 2011 and December 31, 2010, respectively. Amortization of this intangible is on a straight-line basis over 10 years, which began in April 2006. The Company is also obligated to pay Mount Sinai a royalty on a combined base of domestic sales of XTRAC treatment codes used for psoriasis as well as for vitiligo.

Estimated amortization expense for amortizable intangible assets for the next five years is  $227,000 in the remaining three months of 2011,  $895,000 in 2012,  $885,000 in 2013,  $883,000 in 2014,  $752,000 in 2015 and  $2,479,000 thereafter.

Note 5
Patents and Licensed Technologies:

Set forth below is a detailed listing of patents and licensed technologies.

	December 31,
	2010	2009
Patents, owned and licensed, at gross costs of $8,033,409 and $8,019,351 net of accumulated amortization of $1,816,979 and $1,025,400, respectively	$6,216,430	$6,993,951
Other licensed and developed technologies, at gross costs of $2,337,326 and $2,332,364, net of accumulated amortization of $1,740,228 and $1,574,653 respectively	597,098	757,711
Total patents and licensed technologies, net	$6,813,528	$7,751,662

Related amortization expense was  $957,154,  $830,833 and  $264,930 for the years ended December 31, 2010, 2009 and 2008, respectively. Included in Patents is  $7,400,000 in patents, patents pending and related know-how acquired in the Photo Therapeutics transaction. Included in other licensed and developed technologies is  $200,000 for cost of developed technologies acquired from ProCyte.

On March 31, 2006, the Mount Sinai School of Medicine of New York University granted the Company an exclusive license, effective April 1, 2006, to use Mount Sinai's patented methodology for utilization of ultraviolet laser light for the treatment of vitiligo. The licensed patent is US Patent No. 6,979,327, Treatment of Vitiligo. It was issued December 27, 2005, and the inventor is James M. Spencer, MD, a member of the Company's Scientific Advisory Board. The license is carried on the Company's books at  $55,954 and  $61,369, net at December 31, 2010 and 2009, respectively. Amortization of this intangible is on a straight-line basis over 10 years, which began in April 2006. The Company is also obligated to pay Mount Sinai a royalty on a combined base of domestic sales of XTRAC treatment codes used for psoriasis as well as for vitiligo. In the first four years of the license, however, Mount Sinai may elect to be paid royalties on an alternate base, comprised simply of treatments for vitiligo, but at a higher royalty rate than the rate applicable to the combined base. The right to elect the alternate base for royalties has now expired. This technology is for the laser treatment of vitiligo and is included in other licensed and developed technologies.

Estimated amortization expense for amortizable intangible assets for the next five years is  $919,000 in 2011,  $895,000 in 2012,  $885,000 in 2013,  $883,000 in 2014,  $752,000 in 2015 and  $2,479,000 thereafter.

Goodwill and Other Intangible Assets	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Goodwill and Other Intangible Assets [Abstract]
Goodwill and Other Intangible Assets
Note 6
Goodwill and Other Intangible Assets:

As discussed in Note 13, Business Segments and Geographic Data, the Company reorganized its business into four operating units which resulted in a change in reportable segments effective January 1, 2010. Goodwill has been reallocated among the new reportable segments and consisted of the following:

	September 30, 2011	December 31, 2010
	(unaudited)
Physician Domestic segment	$12,793,455	$12,793,455
Physician International segment	4,037,934	4,037,934
Other Channels segment	2,737,811	2,737,811
Total goodwill	$19,569,200	$19,569,200

Set forth below is a detailed listing of other intangible assets, which were acquired from Photo Therapeutics and ProCyte and were recorded at their appraised fair market values at the date of their respective acquisitions:

	September 30, 2011	December 31, 2010
	(unaudited)
Customer Relationships, at gross cost of $2,200,000, net of accumulated amortization of $1,829,167 and $1,791,667, respectively.	$370,833	$408,333
Tradename, at gross cost of $2,100,000, net of accumulated amortization of $977,484 and $819,981, respectively.	1,122,516	1,280,019
	$1,493,349	$1,688,352

Related amortization expense was  $195,002 and  $267,269 for the nine months ended September 30, 2011 and 2010, respectively. Estimated amortization expense for amortizable intangible assets for the next five years is  $65,000 in the remaining three months of 2011,  $260,000 in 2012,  $260,000 in 2013,  $260,000 in 2014,  $173,000 in 2015 and  $475,000 thereafter. Customer Relationships embody the value to the Company of relationships that ProCyte and Photo Therapeutics had formed with their customers, as well as the value of a non-compete covenant agreed to by Photo Therapeutics Group Ltd. Tradename includes the name of “ProCyte” and various other trademarks associated with ProCyte products (e.g. “Neova”). It also includes the various trademarks associated with Photo Therapeutics products (e.g. “Omnilux” and “Lumiere”).

Note 6
Goodwill and Other Intangible Assets:

As discussed in Note 18, the Company reorganized its business into four operating units which resulted in a change in reportable segments effective January 1, 2010. Goodwill has been reallocated among the new reportable segments as of December 31, 2010 and consisted of the following:

December 31, 2010

Physician Domestic segment	$12,793,455
Physician International segment	4,037,934
Other Channels segment	2,737,811
Surgical Products segment	-
Total goodwill	$19,569,200

The Company has no accumulated impairment losses as of December 31, 2010 and 2009.

Set forth below is a detailed listing of other intangible assets, which were acquired from ProCyte and Photo Therapeutics and which were initially recorded at their appraised fair values:

	December 31,
	2010	2009
Customer Relationships, at gross cost of $2,200,000 net of accumulated amortization of $1,791,667 and $1,669,398, respectively.	$408,333	$530,602
Tradename, at gross cost of $2,100,000 net of accumulated amortization of $819,981 and $609,977, respectively.	1,280,019	1,490,023
	$1,688,352	$2,020,625

Related amortization expense was  $332,273,  $575,000 and  $930,000 for the years ended December 31, 2010, 2009 and 2008. Estimated amortization expense for amortizable intangible assets for the next five years is  $260,000 in 2011,  $260,000 in 2012,  $260,000 in 2013,  $260,000 in 2014,  $173,000 in 2015 and  $475,000 thereafter. Customer Relationships embody the value to the Company of relationships that ProCyte and Photo Therapeutics had formed with their customers, as well as the value of a non-compete covenant agreed to by Photo Therapeutics Group Ltd. Tradename includes the name of “ProCyte” and various other trademarks associated with ProCyte products (e.g. “Neova”). It also includes the various trademarks associated with Photo Therapeutics products (e.g. “Omnilux” and “Lumiere”).

Accrued Compensation and related expenses	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Accrued Compensation and related expenses [Abstract]
Accrued Compensation and related expenses
Note 7
Accrued Compensation and Related Expenses:

Set forth below is a detailed listing of accrued compensation and related expenses:

	September 30, 2011	December 31, 2010
	(unaudited)
Accrued payroll and related taxes	$227,032	$392,994
Accrued vacation	275,430	146,495
Accrued commissions and bonus	945,585	1,021,798
Accrued severance	32,449	221,506
Total accrued compensation and related expense	$1,480,496	$1,782,793

Note 7
Accrued Compensation and related expenses:

Set forth below is a detailed listing of accrued compensation and related expenses:

	December 31,
	2010	2009
Accrued payroll and related taxes	$392,994	$260,280
Accrued vacation	146,495	129,026
Accrued commissions and bonus	1,021,798	341,685
Accrued severance	221,506	402,355
Total accrued compensation and related expense	$1,782,793	$1,133,346

The Board of Directors elected to terminate, without cause, the employment of Jeffrey F. O'Donnell, the Company's Chief Executive Officer, effective July 31, 2009. Under Mr. O'Donnell's Employment Agreement, dated October 30, 2007, he was therefore entitled to: (i) severance equal to his base salary, including FICA taxes, from August 1, 2009 to July 31, 2010, amounting to  $379,450; (ii) continuation of health benefits over the same twelve-month period, amounting to  $11,579 and (iii) payment to him of an amount equal to the premiums necessary to maintain his life and disability insurance over the same twelve-month period, amounting to  $8,818. These amounts were recorded as accrued severance for the year ended December 31, 2009.

In addition, Mr. O'Donnell was also entitled to the immediate vesting of 16,097 options and 15,000 shares of restricted stock that had been awarded to him and that were unvested as of July 31, 2009, amounting to compensation of  $588,126. This accelerated vesting was recorded as additional paid-in capital for the year ended December 31, 2009. The options that were so vested expired between March 1, 2010 and July 31, 2010.

Other Accrued Liabilities	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Other Accrued Liabilities [Abstract]
Other Accrued Liabilities
Note 8
Other Accrued Liabilities:

Set forth below is a detailed listing of other accrued liabilities:

	September 30, 2011	December 31, 2010
	(unaudited)
Accrued professional and consulting fees	$430,500	$203,445
Accrued warranty	1,010,123	1,001,236
Accrued excise taxes and other expenses	701,393	391,671
Accrued sales returns – CVS/pharmacy	169,171	169,171
Total other accrued liabilities	$2,311,187	$1,765,523

Note 8
Other Accrued Liabilities:

Set forth below is a detailed listing of other accrued liabilities.

	December 31,
	2010	2009
Accrued professional and consulting fees	$203,445	$552,990
Accrued warranty	1,001,236	773,627
Accrued excise taxes and other expenses	391,671	274,797
Accrued sales return – CVS/pharmacy	169,171	-
Total other accrued liabilities	$1,765,523	$1,601,414

CVS/pharmacy informed the Company that it intended to return, and be refunded for, its entire unsold inventory of products that it purchased from PTL in 2008. The revenues from the original sales were included deferred revenues in previous quarters and were not recognized into revenue by the Company. Most of the unsold inventory was returned to us in 2010, but is in unsaleable condition.

Notes Payable	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Notes Payable [Abstract]
Notes Payable
Note 9
Notes Payable:

Set forth below is a detailed listing of notes payable. The stated interest rate approximates the effective cost of funds from the notes:

	September 30, 2011	December 31, 2010
	(unaudited)
Note payable – unsecured creditor, interest at 3.78%, payable in monthly principal and interest installments of $45,278 through January 2011.	$-	$45,136
Note payable – unsecured creditor, interest at 4.59%, payable in monthly principal and interest installments of $26,879 through April 2012.	185,305	-
Note payable – unsecured creditor, interest at 3.84%, payable in monthly principal and interest installments of $16,607 through January 2012.	65,899	-

Note Payable – unsecured creditor, interest at 6%, payable in monthly principal and interest installments of $2,880 through June 2012.	22,166	46,477

	273,370	91,613
Less: current maturities	(273,370)	(77,796)
Notes payable, net of current maturities	$-	$13,817

Note 9
Notes Payable:

Set forth below is a detailed listing of notes payable. The stated interest rate approximates the effective cost of funds from the notes.

	December 31,
	2010	2009
Note payable – unsecured creditor, interest at 5.43%, payable in monthly principal and interest installments of $49,803 through February 2010.	$-	$98,934

Note payable – unsecured creditor, interest at 6%, payable in monthly principal and interest installments of $2,880 through June 2012.	46,477	77,239

Note payable – unsecured creditor, interest at 3.78%, payable in monthly principal and interest installments of $45,278 through January 2011.	45,136	-
	91,613	176,173
Less: current maturities	(77,796)	(129,696)
Notes payable, net of current maturities	$13,817	$46,477

Aggregate maturities of the notes payable as of December 31, 2010 are  $77,796 in 2011 and  $13,817 in 2012.

Long-term Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Long-term Debt [Abstract]
Long-term Debt
Note 10
Long-term Debt:

In the following table is a summary of the Company’s long-term debt.

	September 30, 2011	December 31, 2010
	(unaudited)
Term note, net of unamortized debt discount of $444,720 and $427,433, respectively	$1,855,280	$2,072,567
Total borrowings on term note credit facility, net of unamortized debt discount of $0 and $3,482, respectively	-	775,861
Capital lease obligations	34,993	49,225
Sub-total	1,890,273	2,897,653
Less: current portion	(1,533,723)	(2,867,720)
Total long-term debt	$356,550	$29,933

Term Note
On March 19, 2010, the Company entered a Term Loan and Security Agreement with Clutterbuck Funds. The Company received net proceeds of  $2,373,000 in the transaction. The secured term note issued in connection therewith (the “Term Note”) has a principal amount of  $2.5 million, which accrues interest at a rate of 12% per annum. The Term Note requires the Company to make monthly payments of interest only. The principal matures in 18 months and may be prepaid without penalty at any time. The note is secured by XTRAC lasers that the Company has consigned to physician customers and that are not otherwise pledged to CIT Healthcare LLC and Life Sciences Capital LLC pursuant to the outstanding term notes with such lenders.

In connection with the issuance of the Term Note to Clutterbuck Funds, the Company issued Clutterbuck Funds a warrant to purchase 102,180 shares of the Company’s common stock for an initial exercise price of  $7.34. The warrant is exercisable at any time on or prior to the fifth anniversary of its issue date. Pursuant to the terms of the warrant, the exercise price is subject to a one-time downward adjustment if the Company makes certain issuances of its equity securities at a price per share less than  $7.34 during the 36-month period following the issuance of the warrant. As a result of the public offering on May 7, 2010, the number of shares which may be purchased under the warrant increased to 125,000 shares, and the exercise price per share of common stock of the warrant was reduced, in accordance with the one-time adjustment, to  $6.00 per share. The warrants were treated as a discount to the debt and the discount was being amortized under the effective interest method over the repayment term of 18 months. As of March 31, 2011, the remaining unamortized warrant balance was  $293,321; as a result of an extension of the maturity on March 28, 2011 the unamortized discount balance will now be amortized under the effective interest method over the remaining amended repayment period of 21 months.

On March 28, 2011, Clutterbuck Funds agreed to extend the maturity date of its loan to the Company, of which the principal of  $2.5 million was to be paid at maturity. Previously, the loan matured on September 19, 2011 its current maturity date is December 1, 2012. Starting in August 2011, the Company will begin monthly installments of principal such that the final payment at maturity will be  $75,000. To induce the modifications to the terms of its loan, the Company issued to Clutterbuck Funds a second warrant on terms similar to the first warrant that was issued on March 19, 2010, except that it is for the purchase of 109,650 shares of the Company’s common stock at an exercise price of  $5.70 per share. The collateral securing the first-position security interest of Clutterbuck Funds and the second-position security interest of the holder of the Company’s convertible notes remain in place. The value of the warrants was recorded as a discount to the debt and that discount will be amortized under the effective interest method over the repayment term of 21 months.

On August 12, 2011, Clutterbuck Funds exercised both warrants, totaling 234,650 shares of the Company’s common stock, at a total exercise price of  $1,375,005.

The Company has accounted for these warrants as equity instruments since there is no option for cash or net-cash settlement when the warrants are exercised and since they are indexed to the Company’s common stock. The Company computed the value of the warrants – the first issued in March 2010 and the second issued in March 2011 – using the Black-Scholes method. The key assumptions used to value the warrants are as follows:

	March 2011	March 2010

Number of shares underlying warrants	109,650	102,180
Exercise price	$5.70	$7.34
Fair value of warrants	$433,870	$769,754
Volatility	87.71%	87.68%
Risk-free interest rate	2.23%	2.48%
Expected dividend yield	0%	0%
Expected warrant life	5 years	5 years

Term Note Credit Facility
In December 2007, the Company entered into a term-note facility with CIT Healthcare LLC (“CIT Healthcare”) and Life Sciences Capital LLC, as equal participants (collectively, “CIT”), for which CIT Healthcare acts as the agent. The facility originally had a maximum principal amount of  $12 million and was for a term of one year. The stated interest rate for any draw under the credit facility was set as 675 basis points above the three-year Treasury rate. CIT levied no points on a draw. Each draw was secured by specific XTRAC laser systems consigned under usage agreements with physician-customers. On September 30, 2008, the Company and CIT amended the credit facility to increase the amount the Company could draw on the credit facility by  $1,927,534. The interest rate for draws against this amount was set at 850 basis points above the LIBOR rate two days prior to the draw. Each draw was to be secured by certain XTRAC laser systems consigned under usage agreements with physician-customers and the stream of payments generated from such lasers. Each draw has a repayment period of three years.

In connection with the amendment to the CIT credit facility, the Company issued warrants to purchase an additional 4,589 shares to CIT Healthcare in September 2008. The value of the warrants was recorded as a discount to the debt and is being amortized under the effective interest method over the repayment term of 36 months. The Company has accounted for these warrants as equity instruments since there is no option for cash or net-cash settlement when the warrants are exercised and there is no down-round price protection provision. The Company computed the value of the warrants using the Black-Scholes method.

As of September 30, 2011, the Company has paid in full the term-note facility with CIT.

Capital Leases
The obligation under capital lease is at a fixed interest rate and is collateralized by the related property and equipment (see Note 4, Property and Equipment).

Future Minimum Payments
The following table summarizes the future minimum payments that the Company expects to make for long-term debt and capital lease obligations:

Last three months of 2011	$371,963
Year Ended December 31,2012	2,149,416
Year Ended December 31,2013	8,192
Total minimum payments	2,529,571

Less: interest	(194,578)
Less: unamortized warrant discount	(444,720)

Present value of total minimum obligations	$1,890,273

Note 10
Long-term Debt:

In the following table is a summary of the Company's long-term debt.

	December 31,
	2010	2009

Term note, net of unamortized debt discount of $427,433	$2,072,567	$-
Total borrowings on term note credit facility, net of unamortized debt discount of $3,482 and $33,744 respectively	775,861	3,940,252
Capital lease obligations	49,225	-
Less: current portion	(2,867,720)	(3,179,469)
Total long-term debt	$29,933	$760,783

Term Note
On March 19, 2010, the Company entered a Term Loan and Security Agreement with Clutterbuck Funds. The Company received net proceeds of  $2,373,000 in the transaction. The secured Term Note has a principal amount of  $2.5 million, which accrues interest at a rate of 12% per annum. The Term Note requires the Company to make monthly payments of interest only. The principal matures on September 19, 2011 and may be prepaid without penalty at any time. The note is secured by XTRAC lasers that the Company has consigned to physician customers and that are not otherwise pledged to CIT Healthcare LLC and Life Sciences Capital LLC pursuant to the outstanding term notes with such lenders.

In connection with the issuance of the Term Note to Clutterbuck Funds, the Company issued Clutterbuck Funds a warrant to purchase 102,180 shares of the Company's common stock for an initial exercise price of  $7.34. The warrant is exercisable at any time on or prior to the fifth anniversary of its issue date. Pursuant to the terms of the warrant, the exercise price is subject to a one-time downward adjustment if the Company makes certain issuances of its equity securities at a price per share less than  $7.34 during the 36-month period following the issuance of the warrant. As a result of the public offering on May 7, 2010, the number of shares which may be purchased under the warrant increased to 125,000 shares, and the exercise price of the warrant was reduced, in accordance with the one-time adjustment, to  $6.00 per share. The warrants are treated as a discount to the debt and are accreted under the effective interest method over the repayment term of 18 months. The Company has accounted for these warrants as equity instruments since there is no option for cash or net-cash settlement when the warrants are exercised and since they are indexed to the Company's common stock. The Company computed the value of the warrants using the Black-Scholes method. The key assumptions used to value the warrants are as follows:

March 2010

Number of shares underlying warrants	102,180
Exercise price	$7.34
Fair value of warrants	$769,754
Volatility	87.68%
Risk-free interest rate	2.48%
Expected dividend yield	0%
Expected warrant life	5 years

On March 28, 2011, Clutterbuck Funds agreed to extend the maturity date of its loan of to the Company, of which the principal of  $2.5 million was to be paid at maturity. Previously, the loan matured on September 19, 2011; it will now mature on December 1, 2012. Starting in August 2011, the Company will begin monthly installments of principal such that the final payment at maturity will be  $75,000. To induce the modifications to the terms of its loan, the Company has issued to Clutterbuck Funds a second warrant which has been modeled after the first warrant issued on March 19, 2010 but which will be to purchase 109,650 shares of our common stock at an exercise price of  $5.70 per share. The collateral securing the first-position security interest of Clutterbuck Funds and the second-position security interest of the holder of our convertible notes will remain in place.

Term-Note Credit Facility

In December 2007, the Company entered into a term-note facility with CIT Healthcare LLC and Life Sciences Capital LLC, as equal participants (collectively, “CIT”), for which CIT Healthcare acts as the agent. The facility originally had a maximum principal amount of  $12 million and was for a term of one year. The stated interest rate for any draw under the credit facility was set as 675 basis points above the three-year Treasury rate. CIT levied no points on a draw. Each draw was secured by specific XTRAC laser systems consigned under usage agreements with physician-customers. On September 30, 2008, the Company and CIT amended the credit facility to increase the amount the Company could draw on the credit facility by  $1,927,534. The interest rate for draws against this amount was set at 850 basis points above the LIBOR rate two days prior to the draw. Each draw was to be secured by certain XTRAC laser systems consigned under usage agreements with physician-customers and the stream of payments generated from such lasers. Each draw has a repayment period of three years.

In connection with the amendment to the CIT facility, the Company issued warrants to purchase an additional 192,753 shares to CIT Healthcare in September 2008 (which became 27,536 shares as adjusted to reflect the 1-for-7 reverse stock split effective January 26, 2009; and which now stands at 4,589 shares as further adjusted to reflect the 1-for-6 reverse stock split effective February 3, 2010). The warrants are treated as a discount to the debt and are accreted under the effective interest method over the repayment term of 36 months. The Company has accounted for these warrants as equity instruments since there is no option for cash or net-cash settlement when the warrants are exercised and there is no down-round price protection provision. The Company computed the value of the warrants using the Black-Scholes method.

Capital Leases
The obligation under capital lease is at a fixed interest rate and is collateralized by the related property and equipment (see Note 4, Property and Equipment).

The following table summarizes the future minimum payments that the Company expects to make for long-term debt and capital lease obligations:

2011	$3,576,455
2012	24,575
2013	8,192
Total minimum payments	3,609,222

Less: interest	(280,654)
Less: unamortized warrant discount	(430,915)

Present value of total minimum obligations	$2,897,653

Convertible Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Convertible Debt [Abstract]
Convertible Debt
Note 11
Convertible Debt:

In the following table is a summary of the Company’s convertible debt held by the Investor.

	September 30, 2011	December 31, 2010
	(unaudited)
Total borrowings on credit facility	$21,653,149	$19,344,136
Less: current portion	-	-
Total long-term debt	$21,653,149	$19,344,136

The borrowings reflect interest which was earned through September 1, 2011 and which was satisfied in the form of additional convertible notes.

On February 27, 2009, the Investor lent to the Company through a single convertible debt investment  $18 million, of which the Company used  $13 million to acquire Photo Therapeutics and  $5 million for working capital. At the closing of the convertible debt financing, the Company: (i) issued to the Investor (A) a convertible note in the principal amount of  $18 million (the “Original Convertible Note”), and (B) a warrant to purchase 174,367 shares of the Company’s common stock; and (ii) paid a transaction fee of  $210,000 in cash. The conversion price of the Original Convertible Note and the exercise price of the warrant were each  $30.96 per share.

The Original Convertible Note was due on February 27, 2014 with interest payments semi-annually at 8%, due on September 1 and March 1 of each year. The interest can be paid by the issuance of additional convertible notes, which have the same interest rate, conversion price per share and maturity date as the Original Convertible Note. The effective interest rate on the Original Convertible Note was 11.64%, which takes into account paid interest as well as accreted interest under an effective interest method from the warrants and loan origination costs. The warrants that were issued give rise to a discount to the debt. This discount, as well as loan origination costs and the transaction fee paid to the Investor, are accreted as interest expense under the effective interest method over the repayment term of 60 months. The Original Convertible Notes, as well as the warrant to purchase common stock of the Company, contain down-round provisions such that the number of underlying shares, and the corresponding price per share, changes if the Company issues stock below the stated conversion and exercise price of the notes and warrant.

In order to consummate the bridge financing with a term note (see Note 10, Term Note), it was necessary to secure the consent of the Investor. As of March 19, 2010, the outstanding principal and accrued interest under the Original Convertible Notes was  $19,546,676. In order to obtain the Investor’s consent, the Company agreed to the following modifications to the Original Convertible Notes:

•
The Company combined the aggregate outstanding obligations under the Original Convertible Notes into two convertible notes: Series B-1 and Series B-2. Each note matures on February 27, 2014 and is identical to the original form of convertible note except as noted below. The interest accruing under each note can be paid in the form of additional convertible notes, and in fact the interest earned and payable on September 1, 2010 and on March 1, 2011 was paid in the form of additional convertible notes;

•
The larger, Series B-2 note had a principal amount of  $16,746,270. This note remained subject to the same down-round anti-dilution adjustment to the conversion price which was in the unmodified notes. The interest rate of this note was increased from 8% to 10%;

•
The smaller, Series B-1 note has a principal amount of  $2,800,406. The conversion price of this note was reduced to  $11.26 and the down-round anti-dilution adjustment to the conversion price was removed. The interest rate of this note was increased from 8% to 10%;

•
The collateral securing the convertible note was expanded by adding a first-priority lien against all of the Company’s assets other than the assets pledged with first-priority liens to CIT Healthcare and to Clutterbuck Funds. When assets are released from the lien of CIT Healthcare, such assets will become subject to the first-priority lien of Clutterbuck Funds and a second-priority lien of the Investor. Finally, when assets are released from the lien of Clutterbuck Funds, such assets will become subject to the first-priority lien of the Investor; and

•	Three of the Company’s subsidiaries (ProCyte Corporation, Photo Therapeutics, Inc. and SLT Technology, Inc.) have guaranteed the Company’s obligations under the convertible notes.

Interest at 10% due under the Series B-1 Convertible Note and Series B-2 Convertible Note, and their related convertible notes was paid on September 1, 2011 in the form of additional convertible notes of  $153,637 and  $918,742, respectively.

Interest at 10% due under the Series B-1 Convertible Note and Series B-2 Convertible Note, and their related convertible notes was paid on March 1, 2011 in the form of additional convertible notes of  $146,321 and  $874,993, respectively.

As of September 30, 2011, the total amount due under the convertible notes outstanding was  $22,519,970. Interest accrued on the outstanding notes but not yet reduced to convertible notes amounted to  $187,666. The Series B-1 and Series B-2 notes, and the additional convertible notes issued to pay interest on the Series notes, are convertible into an aggregate of 1,363,039 shares of the Company's common stock. The Series B-2 note and its related additional convertible notes have a conversion price of  $17.92306 as of September 30, 2011.

On May 28, 2011, the Company entered into the Repurchase Agreement with the Investor. Pursuant to the terms of the Repurchase Agreement, the Company has a Repurchase Right. Pursuant to the terms of the Repurchase Agreement, the Company has the right to repurchase all (but not less than all) of the Repurchase Securities, in connection with the completion of a Repurchase Transaction, for an amount initially equal to  $19,500,000, and which amount increased by  $250,000 to  $19,750,000 on October 16, 2011, and which amount shall further increase by  $250,000on each of November 16, 2011, December 16, 2011, and January 16, 2012; i.e., on November 16, 2011, the repurchase price becomes  $20,000,000, on December 16, 2011, the repurchase price becomes  $20,250,000, and on January 16, 2012, the repurchase price becomes  $20,500,000.

For purposes of the Repurchase Agreement, a “Repurchase Transaction” means a transaction which occurs on, or follows by not more than three (3) business days, the date upon which the Repurchase Right is effectuated (the “Repurchase Right Exercise Date”), and (x) is a financing, refinancing or similar transaction entered into by the Company or an affiliate of the Company which results in neither (i) a Change of Control (as such term is defined in that certain Securities Purchase Agreement, dated as of August 4, 2008, as amended from time to time (the “Securities Purchase Agreement”), by and between the Company and Investor) nor (ii) any consideration being paid to the holders of Company Common Stock in respect of their shares, or (y) results in a Change of Control in which the Company is the surviving entity and no consideration is paid to the holders of Company common stock in respect of their shares, except that such holders may receive, in connection with any such Repurchase Transaction, cash consideration in lieu of fractional shares, or warrants or rights to acquire Company common stock for a per share exercise price that is greater than the Market Price (as such term is defined in the Securities Purchase Agreement) as of the date of this Repurchase Agreement. Further information on the Repurchase Agreement can be obtained from our Current Report filed on Form 8-K on June 3, 2011.

For purposes of the Repurchase Agreement, the “Repurchase Securities” include: (i) secured convertible promissory notes having an aggregate principal amount of  $21,447,590 as of the date of the Repurchase Agreement, together with interest thereon payable as specified therein, which notes are convertible into shares of PhotoMedex common stock, par value  $0.01 per share; (ii) a warrant to purchase 301,288 shares of PhotoMedex common stock; (iii) an option, held by a former director appointee of the Investor to the PhotoMedex board of directors, to purchase 625 shares of PhotoMedex common stock; and (iv) certain rights, held by former director appointees of the Investor to the PhotoMedex board of directors, to receive shares of PhotoMedex common stock in lieu of cash as consideration for service on the PhotoMedex board of directors.

The Company may exercise the Repurchase Right to repurchase the Repurchase Securities only in connection with, and up to three business days prior to or simultaneously with, the completion of a Repurchase Transaction. The Repurchase Right shall terminate on the earliest of: (i) except with respect to a Repurchase Transaction described in clause (y) of the definition thereof, (A) the Company’s entering into a definitive agreement providing for a Change of Control or (B) any offer or proposal by a third party to enter into or consummate a transaction which would result in a Change of Control, which proposal is publicly recommended by the Board; (ii) the completion of a Repurchase Transaction unless the Repurchase Right has previously been or is simultaneously exercised and completed; or (iii) January 31, 2012.

Note 11
Convertible Debt:

In the following table is a summary of the Company's convertible debt.

	December 31, 2010	December 31, 2009

Total borrowings, net of discounts and costs	$19,344,136	$17,369,943
Less: current portion	-	-
Total convertible debt	$19,344,136	$17,369,943

The February 27, 2009 acquisition of Photo Therapeutics was funded simultaneously through a convertible debt investment of  $18 million from the Investor. This convertible note transaction financed the  $13 million purchase price of the acquisition, and a further  $5 million in working capital at the closing of the acquisition. Under the terms of the investment, the Investor was obligated to invest up to an additional  $7 million in convertible debt in the Company in the event that certain earn-out consideration would be payable under the terms of the Photo Therapeutics acquisition; however, based on its analyses, the Company determined that no earn-out payment was due. The intended use of the  $5 million working capital provided was for payment of approximately  $3 million in expenditures associated with the transaction, with the balance to be used for general corporate purposes.

At the closing of the convertible debt financing, and in exchange for the Investor's payment to the Company of the  $18 million purchase price, the Company: (i) issued to the Investor (A) a convertible note in the principal amount of  $18 million (the “Original Convertible Note”), and (B) a warrant to purchase 174,367 shares of the Company's common stock as adjusted to reflect the 1-for-6 reverse stock split effective February 3, 2010; and (ii) paid a transaction fee of  $210,000 in cash. The conversion price of the Original Convertible Note and the exercise price of the warrant were each  $30.96 per share as adjusted to reflect the 1-for-6 reverse stock split effective February 3, 2010.

The Original Convertible Note was due on February 27, 2014 with interest payments semi-annually at 8%, due on September 1 and March 1 of each year. The interest can be paid by the issuance of additional convertible notes. The effective interest rate on the Original Convertible Note is 11.64%, which takes into account paid interest as well as accreted interest under an effective interest method from the warrants and loan origination costs. The warrants that were issued give rise to a discount to the debt. This discount, as well as loan origination costs and the transaction fee paid to the Investor, are accreted as interest expense under the effective interest method over the repayment term of 60 months. On March 1, 2010 and September 1, 2009, the Company satisfied interest payments of  $748,800 and  $720,000, respectively, by issuance of additional convertible notes (the “Additional Convertible Notes” and collectively with the Original Convertible Notes, the “Convertible Notes”). These notes have the same interest rate, convertible price per share and maturity date as the Original Convertible Note. No warrant was issued with the Additional Convertible Notes.

The Convertible Notes, as well as the warrant to purchase common stock of the Company, contain down-round provisions such that the number of underlying shares, and the corresponding price per share, change if the Company issues stock below the stated conversion and exercise price of the notes and warrant. In conjunction with the October 2009 private placement of the Company's common stock, the convertible notes and the warrant were adjusted by contract using a weighted-average formula to have a conversion price and an exercise price of  $22.11 per share for 846,735 and 244,251 shares, respectively as adjusted to reflect the 1-for-6 reverse stock split effective February 3, 2010.

In order to consummate the bridge financing with a term note (see Note 10, Term Note), it was necessary to secure the consent of the Investor. As of March 19, 2010, the outstanding principal and accrued interest under the Convertible Notes was  $19,546,676. In order to obtain the Investor's consent, the Company agreed to the following modifications to the Convertible Notes:

•
The Company combined the aggregate outstanding obligations under the Convertible Notes into two convertible notes. Each note matures on February 27, 2014 and is identical to the original form of convertible note except as noted below;

•
The larger note has a principal amount of  $16,746,270. This note remains subject to the same down-round anti-dilution adjustment to the conversion price which was in the unmodified notes. The interest rate of this note was increased from 8% to 10%. The incremental 2% increase in the interest rate may be paid in cash, or, pursuant to the vote of our stockholders at the Annual Meeting of Stockholders on October 28, 2010, may be paid in convertible PIK notes;

•
The smaller note has a principal amount of  $2,800,406. The conversion price of this note was reduced to  $11.26 and the down-round anti-dilution adjustment to the conversion price was removed. The interest rate of this note was increased from 8% to 10%. The full amount of the accrued interest remains payable in cash or convertible PIK notes;

•
The collateral securing the Convertible Note was expanded by adding a first-priority lien against all of the Company's assets other than the assets pledged with first-priority liens to CIT Healthcare and to Clutterbuck Funds. When assets are released from the lien of CIT Healthcare, such assets will become subject to the first-priority lien of Clutterbuck Funds and a second-priority lien of the Holder. Finally, when assets are released from the lien of Clutterbuck Funds, such assets will become subject to the first-priority lien of the Holder; and

•	Three of the Company's subsidiaries (ProCyte Corporation, Photo Therapeutics, Inc. and SLT Technology, Inc.) have guaranteed the Company's obligations under the Convertible Notes.

In conjunction with this, the conversion price of the larger convertible note and the exercise price of the warrants were adjusted by contract using a weighted-average formula specified in the convertible note to have a conversion price and exercise price of  $21.47 per share for 780,025 and 251,528, respectively.

In conjunction with the May 7, 2010 public offering of the Company's common stock, the larger convertible note and the warrant were adjusted by contract using a weighted-average formula as specified in the convertible note to have conversion prices and exercise price of  $18.39 per share for 910,533 and 293,611 shares, respectively. No change was made to the smaller note, as it has no down-round provision.

Interest at 10% due under the smaller, Series B-1 Convertible Note was paid on September 1, 2010 in the form of an additional convertible note in the amount of  $126,018. Interest due at 10% interest under the larger, Series B-2 Convertible Note on September 1, 2010 was  $753,582. The interest that accrued at 8% was paid in the form of an Additional Convertible Note in the amount of  $602,866; the interest accruing at 2% (the incremental difference between 10% and 8%) was provisionally paid in restricted cash but has now been paid by an Additional Convertible Note effective September 1, 2010, in the amount of  $150,716. This resulted from an extension granted by the Investor to allow for the stockholders to approve payment of such incremental interest in the form of convertible PIK notes. The stockholders approved such form of payment on October 28, 2010. Accordingly, the Investor authorized the return to the Company of cash which had been escrowed to secure the Investor for interest accruing in September and October and which had been recorded as restricted cash.

As of December 31, 2010, the total amount due under the convertible notes outstanding was  $20,426,276 and the two notes are convertible into an aggregate of 1,211,437 shares of the Company's common stock.

Interest at 10% due under the Series B-1 Convertible Note and Series B-2 Convertible Note, and their related Additional Convertible Notes was paid on March 1, 2011 in the form of additional convertible notes of  $146,321 and  $874,993, respectively.

Warrants	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Warrants [Abstract]
Warrants
Note 12
Warrants

The Company accounts for warrants that have provisions that protect holders from a decline in the issue price of its common stock (or “down-round” provisions) and that contain net settlement provision as liabilities instead of equity. Down-round provisions reduce the exercise or conversion price of a warrant or convertible instrument if a company either issues equity shares for a price that is lower than the exercise or conversion price of those instruments or issues new warrants or convertible instruments that have a lower exercise or conversion price. Net settlement provisions allow the holder of the warrant to surrender shares underlying the warrant equal to the exercise price as payment of its exercise price, instead of physically exercising the warrant by paying cash. The Company evaluated whether warrants to acquire its common stock contain provisions that protect holders from declines in the stock price or otherwise could result in modification of the exercise price and/or shares to be issued under the respective warrant agreements based on a variable that is not an input to the fair value of a “fixed-for-fixed” option.

The warrants issued to the Investor, in conjunction with the original  $18 million convertible note (see Note 11, Convertible Debt), contain a down-round provision. The Company concluded that the triggering event of the down-round provision was not based on an input to the fair value of “fixed-for-fixed” option and therefore is not considered indexed to the Company’s stock. The warrants contain net settlement provisions, and because they are not indexed to the Company’s stock, they are accounted for as a liability.

The Company recognizes these warrants as a liability at the fair value on each reporting date. The Company measured the fair value of these warrants as of September 30, 2011, and recorded other expense of  $131,262 resulting from the increase of the liability associated with the fair value of the warrants for the three month period and recorded other expense of  $1,441,672 resulting from the increase of the liability associated with the fair value of the warrants for the nine months ended September 30, 2011, respectively. The Company measured the fair value of these warrants as of September 30, 2010, and recorded other expense of  $34,839 resulting from the increase of the liability associated with the fair value of the warrants for the three month period and recorded other expense of  $132,795 resulting from the increase of the liability associated with the fair value of the warrants for the nine months ended September 30, 2010, respectively. The Company has accounted for the Investor’s warrants as a liability due to the “down-round” price protection provision. See Note 1, Fair Value Measurements. The Company computed the value of the warrants using the Black-Scholes method. The following are the key assumptions used to value the warrants as of the dates indicated:

	September 30, 2011	December 31, 2010
	(unaudited)
Number of shares underlying warrants	301,288	293,610
Exercise price	$17.92	$18.39
Fair value of warrants	$2,380,295	$938,623
Volatility	86.09%	83.04%
Risk-free interest rate	0.96%	2.71%
Expected dividend yield	0%	0%
Expected warrant life	5.42 years	6.17 years

The Company’s recurring fair value measurements at September 30, 2011 related only to the warrants issued to the Investor, and had a fair value of  $2,380,295. The inputs used in measuring the fair value of these warrants are of Level 3, significant unobservable inputs.

No other warrants issued by the Company contain both down-round provisions and net settlement provisions.

Recurring Level 3 Activity and Reconciliation

The table below provides a reconciliation of the beginning and ending balances for the liability measured at fair value using significant unobservable inputs (Level 3). The table reflects gains and losses for the nine months for all financial liabilities categorized as Level 3 as of September 30, 2011.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3):

Warrant liability:
Balance as of December 31, 2010	938,623
Increase in fair value of warrants	1,441,672
Balance as of September 30, 2011	$2,380,295

Note 12
Warrants:

Some of the Company's warrants have provisions that protect holders from a decline in the issue price of its common stock (or “down-round” provisions) or that contain net settlement provisions. The Company accounts for these warrants as liabilities instead of equity. Down-round provisions reduce the exercise or conversion price of a warrant or convertible instrument if a company either issues equity shares for a price that is lower than the exercise or conversion price of those instruments or issues new warrants or convertible instruments that have a lower exercise or conversion price. Net settlement provisions allow the holder of the warrant to surrender shares underlying the warrant equal to the exercise price as payment of its exercise price, instead of physically exercising the warrant by paying cash. The Company evaluated whether warrants to acquire its common stock contain provisions that protect holders from declines in the stock price or otherwise could result in modification of the exercise price and/or shares to be issued under the respective warrant agreements based on a variable that is not an input to the fair value of a “fixed-for-fixed” option.

The warrants issued to the Investor, in conjunction with the  $18 million Original Convertible Note (see Note 11, Convertible Debt), contain a down-round provision. The Company concluded that the triggering event of the down-round provision was not based on an input to the fair value of “fixed-for-fixed” option and therefore is not considered indexed to the Company's stock. Since the warrant contains a net settlement provision, and it is not indexed to the Company's stock, it is accounted for as a liability.

The Company recognizes these warrants as a liability equal to their fair value on each reporting date. The Company measured the fair value of these warrants as of December 31, 2010, and recorded other expense of  $197,098 resulting from the increase of the liability associated with the fair value of the warrants for the year. The Company measured the fair value of these warrants for the year ended December 31, 2009, and recorded other income of  $808,786 resulting from the decrease of the liability associated with the fair value of the warrants for the year ended December 31, 2009, respectively. See Note 1, Fair Value Measurements. The Company computed the value of the warrants using the Black-Scholes method. The following are the key assumptions used to value the warrants as of the dates indicated (as adjusted to reflect the 1-for-6 reverse stock split effective February 3, 2010):

	December 31, 2010	December 31, 2009	February 27, 2009
Number of shares underlying warrants	293,610	244,251	174,367
Exercise price	$18.39	$22.108	$30.96
Fair value of warrants	$938,623	$741,525	$1,550,311
Volatility	83.04%	79.23%	87.89%
Risk-free interest rate	2.71%	3.39%	2.69%
Expected dividend yield	0%	0%	0%
Expected warrant life	6.17 years	7.17 years	8 years

The Company's recurring fair value measurements at December 31, 2010 related only to the warrants issued to the Investor, and had a fair value of  $938,623. The inputs used in measuring the fair value of these warrants are of Level 3, significant unobservable inputs.

No other warrants issued by the Company contain both down-round provisions and net settlement provisions.

Recurring Level 3 Activity and Reconciliation

The table below provides a reconciliation of the beginning and ending balances for the liability measured at fair value using significant unobservable inputs (Level 3). The table reflects gains and losses for the twelve months for all financial liabilities categorized as Level 3 as of December 31, 2010 and 2009.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3):

Warrant liability:
Balance as of January 1, 2009	$0
Initial measurement of warrants	1,550,311
Decrease in fair value of warrants	(808,786)
Balance as of December 31, 2009	741,525
Increase in fair value of warrants	$197,098
Balance as of December 31, 2010	$938,623

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
Commitments and Contingencies
Note 13
Commitments and Contingencies:

Leases
The Company has entered into various non-cancelable lease agreements for real property, and one minor operating lease for personal property. These arrangements expire at various dates through 2012. Rent expense was  $656,296,  $748,715 and  $601,947 for the years ended December 31, 2010, 2009 and 2008, respectively. The future annual minimum payments under these leases are as follows:

Year Ending December 31,
2011	$363,311
2012	92,933
Thereafter	-
Total	$456,244

Litigation
Ra Medical

The Company has been involved in a number of disputes with Ra Medical Systems, Inc. and Dean Irwin, one of the Company's former employees and now an officer of Ra Medical Systems (collectively, here “Ra Medical”). In January 2004, the Company brought an action against Ra Medical for falsely advertising that it had clearance from the Food and Drug Administration, and for falsely claiming in March 2003 that its laser would be available for purchase in August 2003 and for falsely claiming that Irwin was the sole inventor of the XTRAC laser system. In November 2004, Ra Medical brought a malicious prosecution action against the Company, which was subsequently settled in May 2007. In June 2006, Ra Medical brought an action against the Company for unfair competition. In that action, the Company brought counterclaims under Federal and State law addressing such issues as misappropriation, unfair competition and unfair advertising. In October 2008, Ra Medical brought a second malicious prosecution action against the Company and its outside counsel, alleging that the action the Company brought in January 2004 against Ra Medical was initiated and maintained with malice. Ra Medical withdrew the complaint without prejudice in July 2010.

In the action which the Company brought against Ra Medical in January 2004, the Ninth Circuit Court of Appeals ruled, in April 2010, in the Company's favor on two counts, and has reversed the summary judgments on those counts and remanded them back to the U.S. District Court for the Southern District of California. The Company is preparing for trial, which is scheduled for June 2011.

In the action brought by Ra Medical in June 2006 in the District Court for the Southern District Court of California, all of the Company's counterclaims against Ra Medical which the trial court had dismissed were reinstated by the Ninth Circuit Court of Appeals and remanded to the trial court. Among such counterclaims are one for misappropriation of the Company's XTRAC technology and another for interference in the contracts the Company has with its customers. The Company has brought a motion to dismiss Ra Medical's single claim against the Company for unfair competition under the California Business and Professions Code on the grounds that Ra Medical fails to meet the standing and evidentiary requirements of that Code. The parties await the decision of the Court. The Company expects that the case will soon move into active discovery phase. Trial has been targeted for first quarter 2012.

St. Paul Fire and Marine Insurance Company

In January 2009, the Company brought a second coverage action against St. Paul in the U.S. District Court for the Eastern District of Pennsylvania in which the Company argued that the policy provided coverage for the new malicious prosecution claim asserted by Ra Medical, and the court granted the Company's motion for summary judgment on the issue of whether the policy covers malicious prosecution claims.  Accordingly, the only issue before the U.S. District Court for the Southern District of California, where St. Paul had brought a declaratory judgment action, is whether St. Paul has been released from any further coverage arising out of a claim by Ra Medical for malicious prosecution.  The parties have filed cross-motions for summary judgment on the issue of the effect of the release.

Dermatologist's action against Ra Medical and PhotoMedex

On or about October 14, 2009, a dermatologist brought an action against Ra Medical in the Circuit Court of the Sixth Judicial Circuit, Macon County, Illinois, docket no. 09-L-175. The plaintiff has two principal grievances against Ra Medical: (i) that Ra Medical sold the dermatologist one of its Pharos lasers in September 2006, before Ra Medical had the right under FDA regulations to sell the laser in the United States, and (ii) that the laser failed to perform according to its specifications in that it repeatedly failed to deliver the dosage of light demanded by the laser operator for the patient's treatment, with the result that some patients were under-dosed and showed negligible or no improvement while other patients were over-dosed and their skin blistered. The plaintiff seeks damages from Ra Medical.

The plaintiff joined the Company as co-defendants and seeks a declaratory judgment from the court that when PhotoMedex and the plaintiff had tested the performance of the laser from Ra Medical, they had not acted improperly – as alleged by an attorney for Ra Medical – but within their rights and. The Company has answered the complaint and also lodged against Ra Medical a claim for interference with prospective economic advantage from the plaintiff and from other similarly situated customers of the Company.

Ra Medical has moved that the Court should dismiss the Company's claim against Ra Medical on various grounds. The Court heard the motion on March 24, 2011. The Court ruled that the Company must amend its counterclaim to exclude injury from any interference by Ra Medical with the Company's contracts.

Other

The Company is involved in certain other legal actions and claims arising in the ordinary course of business. It believes, based on discussions with legal counsel, that these other litigations and claims will likely be resolved without a material effect on the Company's consolidated financial position, results of operations or liquidity.

Employment Agreements
The Company has severance agreements with certain key executives and employees that create certain liabilities in the event of their termination of employment without cause, or following a change in control of the Company. The aggregate commitment under these executive severance agreements, should all covered executives and employees be terminated other than for cause, was approximately  $1,224,545 as of December 31, 2010, based on 2010 salary levels. Should all covered executives be terminated following a change in control of the Company, the aggregate commitment under these executive severance agreements at December 31, 2010 was approximately  $1,555,244, based on 2010 salary levels.

Restricted Securities and Warrants
If an investor participating in the November 2006 private placement exercises a warrant received in the placement, then Cowen & Company is entitled to a 6.5% commission on the gross proceeds to the Company from such exercise. If all such warrants are exercised, then the Company will receive  $3,904,000 and will owe Cowen & Company  $253,760 in commissions. To date, no such exercises of these warrants have occurred.

Stockholders Equity	12 Months Ended
Dec. 31, 2010
Stockholders Equity [Abstract]
Stockholders Equity
Note 14
Stockholders' Equity:

Common Stock
On December 8, 2010, the Company issued 49,048 unrestricted registered shares of stock in voluntary settlement of  $343,333 of fees to the incumbent members of the Board, one former member and the Board's special medical adviser, which were accrued but unpaid as of September 30, 2010. The shares were issued out of the 2005 Equity Plan.

On December 30, 2010, the Company completed an exchange program of which it tendered unrestricted registered shares of its common stock to those holders of stock options in the Company who were active providing services to the Company and whose options had exercise prices greater than  $10 per share. For 23,063 shares of stock, the Company cancelled underwater options to purchase 68,653 shares.

On February 3, 2010, the stockholders voted to increase the number of authorized shares of common stock from 3,571,429 to 35,000,000 shares.

On January 26, 2009, the stockholders voted to increase the number of authorized shares of common stock from 2,380,952 to 3,571,429 shares.

As of December 31, 2010, the Company had issued 14,044 shares of its restricted common stock in connection with the Asset Purchase agreement with Stern Laser Srl, or Stern.

Common Stock Options
In May 2000, the Company also adopted the Non-Employee Director Stock Option Plan (the “Non-Employee Director Plan”). In 2010, nonqualified stock options were granted under this plan to the directors: 833 options were granted to directors in place as of January 1, 2010 and 625 to each of Messrs. Sight and Denby, who joined the Board ion May 26, 2010. Starting in 2011, the annual award is 1,000 shares of stock, vesting quarterly. As of December 31, 2010, the Plan was authorized to issue 60,000 shares; 22,730 shares were reserved for outstanding stock options.

In March 2005, the Company assumed four option plans from ProCyte: the 2004 Stock Option Plan, the 1996 Stock Option Plan, the 1991 Restated Stock Option Plan for Non-Employee Directors and the 1989 Restated Stock Option Plan. The plans became inactive on December 28, 2005, and had 0, 4,038, 0 and 0 options outstanding at December 31, 2010, respectively.

On December 28, 2005, the stockholders approved the 2005 Equity Compensation Plan (“2005 Equity Plan”), and as of December 31, 2010, was authorized to issue 650,000 shares, of which 53,472 shares had been issued or were reserved for issuance as awards of shares of common stock, and 43,741 shares were reserved for outstanding options.

In January 2010 and May 2010, the Company issued 4,165and 1,250 options, respectively, to purchase common stock to non-employee directors, in accordance with the terms of the Non-Employee Director Plan.

Also in 2010, the Company granted an aggregate of 10,835 options to purchase common stock to a number of consultants with a strike price equal to the quoted market value of our stock at the date of grant. The options vest immediately and expire ten years from the date of grant.

In January 2009, February 2009 and May 2009, the Company issued 5,000, 833 and 625 options, respectively, to purchase common stock to non-employee directors, in accordance with the terms of the Non-Employee Director Plan.

On June 15, 2009, the Company awarded 4,667 restricted shares of our common stock to two of the Company's executive officers.

Also, during the course of 2009, the Company granted an aggregate of 34,432 options to purchase common stock to a number of employees and consultants with a strike price equal to the quoted market value of our stock at the date of grant. The options vest over five years and expire ten years from the date of grant.

In January 2008, the Company issued 5,000 options to purchase common stock to non-employee directors, in accordance with the terms of the Non-Employee Director Plan.

Also, during the course of 2008, the Company granted an aggregate of 25,243 options to purchase common stock to a number of employees and consultants with a strike price equal to the quoted market value of our stock at the date of grant. The options vest over five years and expire ten years from the date of grant.

A summary of option transactions for all of the Company's options during the years ended December 31, 2010, 2009 and 2008:

	Number of Shares	Weighted Average Exercise Price
Outstanding at January 1, 2008	145,945	$84.00
Granted	30,243	35.70
Exercised	-	-
Expired/cancelled	(31,044)	78.96
Outstanding at December 31, 2008	145,144	75.36
Granted	41,224	7.44
Exercised	-	-
Expired/cancelled	(28,183)	76.62
Outstanding at December 31, 2009	158,185	57.42
Granted	16,250	7.15
Exercised	-	-
Expired/cancelled	(103,774)	69.15
Outstanding at December 31, 2010	70,661	$28.70
Exercisable at December 31, 2010	45,751	$40.61

As of December 31, 2010, 45,751 options to purchase common stock were vested and exercisable at prices ranging from  $5.70 to  $236.46 per share. As of December 31, 2009, 101,076 options to purchase common stock were vested and exercisable at prices ranging from  $8.88 to  $399.00 per share. Options are issued with exercise prices equal to the market price on the date of issue, so the weighted-average exercise price equals the weighted-average fair value price.

The aggregate intrinsic value for options outstanding and exercisable at December 31, 2010 was immaterial.

The weighted average grant date fair value of options was  $5.74 and  $6.12 for options granted during the years ended December 31, 2010 and 2009, respectively. The total intrinsic value of options exercised during the years ended December 31, 2010 and 2009 was  $0.

The Company uses the Black-Scholes option-pricing model to estimate fair value of grants of stock options with the following weighted average assumptions:

	Year Ended December 31,
	2010	2009	2008
Risk-free interest rate	3.67%	3.46%	3.75%
Volatility	84.31%	88.67%	84.06%
Expected dividend yield	0%	0%	0%
Expected life	8.1 years	8.1 years	8.1 years
Estimated forfeiture rate	13%	27%	10%

The Company calculates expected volatility for a share-based grant based on historic daily stock price observations of its common stock during the period immediately preceding the grant that is equal in length to the expected term of the grant. For estimating the expected term of share-based grants made in the years ended December 31, 2009 and 2008, the Company has adopted the simplified method. The Company has used historical data to estimate expected employee behaviors related to option exercises and forfeitures and included these expected forfeitures as a part of the estimate of expense as of the grant date.

With respect to both grants of options and awards of restricted stock, the risk-free rate of interest is based on the U.S. Treasury rates appropriate for the expected term of the grant or award.

On June 15, 2009, the Company awarded 4,667 shares of restricted stock to its senior executives. These restricted shares have a purchase price of  $0.06 per share; the shares will vest, and no longer be subject to the Company's right of repurchase, if the Company achieves positive adjusted net income in the year ended December 31, 2010, where adjusted net income is defined as net income after taxes, excluding income and expense from stock options and warrants. Taking into account the conditions for vesting, the Company determined the fair value of the awards to be the fair value of the Company's common stock on the date of issuance less the purchase price of the award. The Company does not intend to exercise its right of repurchase.

Compensation expense for the year ended December 31, 2010 included  $375,772 from stock options grants and  $206,128 from restricted stock awards. Compensation expense for the year ended December 31, 2009 included  $552,608 from stock options grants and  $655,237 from restricted stock awards. Compensation expense for the year ended December 31, 2008 included  $888,546 from stock options grants and  $414,491 from restricted stock awards.

Compensation expense is presented as part of the operating results in selling, general and administrative expenses. For stock options granted to consultants an additional selling, general, and administrative expense in the amount of  $102,532,  $54,181 and  $92,501  was recognized during the years ended December 31, 2010, 2009 and 2008, respectively.

At December 31, 2010, there was  $220,183 of total unrecognized compensation cost related to non-vested option grants and stock awards that is expected to be recognized over a weighted-average period of 2.68 years.

The outstanding options, including options exercisable at December 31, 2010, have a range of exercise prices and associated weighted remaining contractual life and weighted average exercise price, as follows:

Options Range of Exercise Prices	Outstanding Number of Shares	Weighted Average Remaining Contractual Life (years)	Weighted Average Exercise Price	Exercisable Number of Shares	Exercisable Weighted Avg. Exercise Price
$0 - $30.00	49,754	8.65	$ 6.91	25,058	$ 7.38
$30.01 - $60.00	5,732	6.37	$ 44.17	5,559	$ 44.21
$60.01 - $90.00	8,610	2.91	$ 72.88	8,593	$ 72.90
$90.01 - up	6,565	2.97	$ 122.32	6,541	$ 122.41
Total	70,661	7.24	$ 28.70	45,751	$ 40.61

The outstanding options will expire, as follows:
Year Ending	Number of Shares	Weighted Average Exercise Price	Exercise Price
2011	1,240	$198,32	$72.24 - $236.46
2012	1,546	85.40	$77.70 - $115.50
2013	4,670	73.12	$64.26 - $97.44
2014	3,003	96.99	$67.20 - $102.48
2015 and later	60,202	16.89	$5.70 - $102.90
	70,661	$28.70	$5.70 - $236.46

Common Stock Warrants
In May 2010, the Company issued 25,000 warrants to purchase common stock to Landenberg Thalmann & Co. in connection with the public offering in May 2010. The warrants have an exercise price of  $7.50 per share and have five year term expiring May 7, 2015.

In March 2010, the Company issued 102,180 warrants to purchase common stock to Clutterbuck Funds related to the term note of March 19, 2010. The warrants had an initial exercise price of  $7.34 per share and have an eight year term expiring March 19, 2018. The warrants have a one-time down-round provision and as of December 31, 2010, the outstanding warrants to Clutterbuck are 125,000, at an exercise price of  $6.00.

In February 2009, the Company issued 174,367 warrants to purchase common stock to the Investor related to the convertible debt agreement dated February 27, 2009. The warrants had an initial exercise price of  $30.96 per share and had an eight-year term, expiring in February 2017. The warrants have a down-round provision and as of December 31, 2010, the outstanding warrants to the Investor are 293,610 at an exercise price of  $18.39.

A summary of warrant transactions for the years ended December 31, 2010, 2009 and 2008 is as follows:

	Number of Warrants	Weighted Average Exercise Price
Outstanding at January 1, 2008	98,800	$68.88
Issued	4,589	18.48
Exercised	-	-
Expired/cancelled	(23,680)	84.00
Outstanding at December 31, 2008	79,709	61.74
Issued	244,251	22.08
Exercised	-	-
Expired/cancelled	-	-
Outstanding at December 31, 2009	323,960	31.80
Issued (1)	193,363	6.25
Exercised	-	-
Expired/cancelled	-	-
Outstanding at December 31, 2010	523,323	$21.49

(1)	Includes 49,363 additional warrants issued to the Investor related to the down-round provisions.

At December 31, 2010, all outstanding warrants were exercisable at prices ranging from  $6.00 to  $67.20 per share.

If not previously exercised, the outstanding warrants will expire as follows:

Year Ending December 31,	Number of Warrants	Weighted Average Exercise Price

2011	63,907	$67.20
2012	11,216	47.04
2013	4,589	18.48
2014	-	-
2015 and later	443,611	14.29
	523,323	$21.49

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes
Note 15
Income Taxes:

The Company accounts for income taxes pursuant to FASB ASC Topic 740, Income Taxes (“ASC Topic 740”). ASC Topic 740 is an asset-and-liability approach that requires the recognition of deferred tax assets and liabilities for the expected tax consequences of events that have been recognized in the Company's financial statements or tax returns.

The Company recorded no provisions in 2009, 2008 and 2007 due to losses incurred. Any other provisions, including accrual adjustments for prior periods, were completely offset by changes in the deferred tax valuation allowance.

Income tax expense (benefit) consists of the following:

	Year Ended December 31,
	2010	2009	2008
Federal, including AMT tax:
Current	$-	$-	$-
Deferred	(262,000)	(2,475,000)	(2,494,000)
State:
Current	-	-	-
Deferred	(199,000)	(5,118,000)	(228,000)
	(461,000)	(7,593,000)	(2,722,000)

Change in valuation allowance	461,000	7,593,000	2,722,000
Income tax expense	$-	$-	$-

A reconciliation of the effective tax rate with the Federal statutory tax rate of 34% follows:

	Year Ended December 31,
	2010	2009	2008

Expected Federal tax benefit at statutory rate	$2,966,000	$3,577,000	$3,839,000

Gross change in valuation allowance	461,000	(7,593,000)	(2,722,000)

Adjustments of temporary differences and net operating loss expirations and limitations	(3,503,000)	3,651,000	(1,313,000)

State income taxes	(199,000)	286,000	228,000

Other, including credit carryforwards	275,000	79,000	(32,000)

Income tax expense	$-	$-	$-

As of December 31, 2010, the Company had approximately  $127,800,000 of Federal net operating loss carryforwards in the United States which expire through 2030. Included in the aggregate Federal net operating loss carryforward are approximately  $28,663,000 of losses sustained by businesses prior to tax-free acquisistions. As of December 31, 2010, the Company has estimated that only  $21,486,000 of such net operating losses, can be realized, based on Federal limitations on the useabililty of such expiring losses. There have been no other changes of ownership identified by management in 2010 that materially limit the Company's utilization of loss carryforwards. If the Company undergoes a change or ownership in the future, the utilization of the Company's loss carryforwards may be materially limited. After conversion to U.S. dollars, Photo Therapeutics, Ltd. had approximately  $16,019,000 of net operating loss carryforwards, of which  $14,950,000 were incurred before the acquisition on February 27, 2009. These losses under British rules have no expiration. As of December 31, 2010, the Company had approximately  $60 million of gross State net operating loss carryforwards which expire generally through 2017 to 2030, depending on the particular State's rules The Company did not make a Section 338 election to treat the purchase of the common stock of Photo Therapeutics, Inc. and Photo Therapeutics, Ltd. as an asset purchase.

In addition, the Company had approximately  $1,351,000 of Federal tax credit carryforwards and alternative minimum tax credits of  $112,000 as of December 31, 2010. The credit carryforwards have begun, and continue, to expire over the ensuing 20 years. Primarily due to Federal rules applicable to the acquisition of SLT, approximately  $310,000 of the credit carryforward is subject to severe utilization constraints and accordingly have been ascribed no value in the deferred tax asset.

Net deductible, or favorable, temporary differences were approximately  $27,260,000 at December 31, 2010. Of that amount,  $26,023,000 were usable for federal tax purposes in the U.S. and the remaining  $1,237,000 were usable for tax purposes in the U.K.

The changes in the deferred tax asset are as follows.

	December 31,
	2010	2009

Beginning balance, gross	$59,431,000	$51,838,000

Net changes due to:
Operating loss carryforwards	2,595,000	5,778,000

Temporary Differences	(3,332,000)	1,736,000

Other, including credit carryforwards	275,000	79,000

Ending balance, gross	58,969,000	59,431,000

Less: valuation allowance	(58,969,000)	(59,431,000)

Ending balance, net	$-	$-

The ending balances of the deferred tax asset have been fully reserved, reflecting the uncertainties as to realizability evidenced by the Company's historical results and restrictions on the usage of the net operating loss carryforwards.

Deferred tax assets (liabilities) are comprised of the following.

	December 31,
	2010	2009

Loss carryforwards	$47,582,000	$44,986,000
Carryforward and AMT credits	1,153,000	878,000
Accrued employment expenses	551,000	1,452,000
Amortization and write-offs	325,000	2,872,000
Bad debts	99,000	141,000
Deferred R&D costs	3,864,000	3,763,000
Deferred revenues	189,000	233,000
Depreciation	3,674,000	3,560,000
Inventory reserves	659,000	908,000
Other accruals and reserves	527,000	292,000
U.K. capital and research allowances, etc.	346,000	346,000
Gross deferred tax asset	58,969,000	59,431,000

Less: valuation allowance	(58,969,000)	(59,431,000)

Net deferred tax asset	$-	$-

Benefits that may be realized from components in the deferred tax asset that were contributed by acquired companies will be recognized directly in the Company's Statement of Operations. Within the net operating loss carryforward as of December 31, 2010 are approximately  $6,651,000 of benefit from tax deductions from the exercise of Company stock options. The preponderance of these options were made to employees and therefore no book expense was recognized on their grant. Such benefits, if recognized upon a reduction of the valuation allowance, will be credited to the paid in capital account of the Company.

The Company adopted ASC Topic 740 which clarifies the accounting for uncertainty in income taxes recognized in the financial statement in accordance. This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken, or expected to be taken, in a tax return. There were no significant matters determined to be unrecognized tax benefits taken or expected to be taken in a tax return that have been recorded on the Company's consolidated financial statements for the year ended December 31, 2010.

Additionally, ASC Topic 740 provides guidance on the recognition of interest and penalties related to income taxes. There were no interest or penalties related to income taxes that have been accrued or recognized as of and for the years ended December 31, 2010, 2009 and 2008.

The Company files corporate income tax returns in the United States, both in the Federal jurisdiction and in various state jurisdictions. The Company is subject to Federal income tax examination for calendar tax years 2007 through 2010 and is also generally subject to various state income tax examinations for calendar years 2004 through 2010.

Significant Alliances/Agreements	12 Months Ended
Dec. 31, 2010
Significant Alliances/Agreements [Abstract]
Significant Alliances/Agreements
Note 16
Significant Alliances/Agreements:

On March 31, 2005, the Company entered into a Sales and Marketing Agreement with GlobalMed (Asia) Technologies Co., Inc. (“GlobalMed”). Under this agreement, GlobalMed acted as master distributor in the Pacific Rim for the Company's XTRAC excimer laser and for the Company's LaserPro® diode surgical laser system. GlobalMed has withdrawn from representation of the diode laser but GlobalMed's territory was substantially expanded in 2010 as it has also added the Company's VTRAC lamp system and the Omnilux LED systems to its product suite. For the years ended December 31, 2010, 2009 and 2008, sales to GlobalMed were  $4,258,826,  $2,635,300 and  $2,957,900, respectively.

On March 31, 2006, the Mount Sinai School of Medicine of New York University granted the Company an exclusive license, effective April 1, 2006, to use Mount Sinai's patented methodology for utilization of ultraviolet laser light for the treatment of vitiligo. The licensed patent is US Patent No. 6,979,327, Treatment of Vitiligo. It was issued December 27, 2005, and the inventor is James M. Spencer, MD, a member of the Company's Scientific Advisory Board. The Company is obligated to pay royalties, quarterly, over the life of the agreement.

Pursuant to the license agreement, the Company reimbursed  $77,876 to Mount Sinai, over the first 18 months of the license term and at no interest, for patent prosecution costs incurred. The Company is also obligated to pay Mount Sinai a royalty on a combined base of domestic sales of XTRAC treatment codes used for psoriasis as well as for vitiligo. (See Note 5Patents and Licensed Technologies). The Company has paid and/or accrued Mount Sinai royalties of  $167,213,  $169,979 and  $156,179 for the years ended December 31, 2010, 2009 and 2008, respectively.

Significant Customer Concentration	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Customer Concentration Risk [Abstract]
Significant Customer Concentration
Note 15
Significant Customer Concentration:

For the three months ended September 30, 2011, revenues to the Company’s international master distributor (GlobalMed Technologies) were  $1,047,049, or 12.9%, of total revenues for such period. For the nine months ended September 30, 2011, revenues to the Company’s international master distributor (GlobalMed Technologies) were  $3,764,488, or 15.2%, of total revenues for such period. At September 30, 2011, the accounts receivable balance from GlobalMed Technologies was  $398,207, or 12.2%, of total net accounts receivable. For the three months ended September 30, 2010, revenues to the Company’s international master distributor (GlobalMed Technologies) were  $978,606, or 10.2%, of total revenues for such period. For the nine months ended September 30, 2010, revenues to the Company’s international master distributor (GlobalMed Technologies) were  $2,628,862, or 10.8%, of total revenues for such period.

Note 17
Significant Customer Concentration:

For the year ended December 31, 2010, revenues to the Company's international master distributor (GlobalMed Technologies) were  $4,258,826, or 12.2% of total revenues for the period. At December 31, 2010, the accounts receivable balance from GlobalMed Technologies was  $470,997, or 14.4% of total net accounts receivable. No one customer represented 10% or more of total revenues for the year ended December 31, 2009 and 2008.

Business Segment and Geographic Data	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Business Segment and Geographic Data [Abstract]
Business Segment and Geographic Data

Note 14
Business Segments and Geographic Data:

Effective January 1, 2010, the Company reorganized its business into four operating units to better align its organization based upon the Company’s management structure, products and services offered, markets served and types of customers. The Physician Domestic segment derives its primary revenues from XTRAC procedures performed by dermatologists, the sales of XTRAC laser sales, and the sales of skincare and LED products in the United States. The Physician International segment, in comparison, generates revenues from the sale of equipment, skincare and LED products to dermatologists outside the United States through a network of distributors. The Other Channels segment derives revenues by selling skincare and LED products to indoor tanning and spa markets and to on-line and television retail consumer markets for home use on both a domestic and an international basis. The Surgical Products segment generates revenues by selling laser products and disposables to hospitals and surgery centers on both a domestic and an international basis. Management reviews financial information presented on an operating segment basis for the purposes of making certain operating decisions and assessing financial performance.

Unallocated operating expenses include costs that are not specific to a particular segment but are general to the group; included are expenses incurred for administrative and accounting staff, general liability and other insurance, professional fees and other similar corporate expenses. Unallocated assets include cash, prepaid expenses and deposits. Goodwill of  $12,793,455,  $4,037,934 and  $2,737,811 has been allocated to the Physician Domestic, Physician International and Other Channels segments, respectively, based upon the fair value of the reporting segments as of September 30, 2011 and December 31, 2010. (See Note 5, Goodwill and Other Intangible Assets).

The Company revised its results of operations for its business segments for the three and nine months ended September 30, 2010 to reflect a reclass between the Physician International and Surgical Products costs of revenues. The correction had no effect on the Company’s previously reported net loss, consolidated balance sheet, or net cash flows, and is not considered material to any previously reported consolidated financial statements.

The following tables reflect results of operations from our business segments for the periods indicated below:

Three Months Ended September 30, 2011 (unaudited)

	PHYSICIAN DOMESTIC	PHYSICIAN INTERN’L	OTHER CHANNELS	SURGICAL PRODUCTS	TOTAL
Revenues	$5,354,292	$1,482,133	$634,905	$660,112	$8,131,442
Costs of revenues	2,470,848	886,085	355,391	339,097	4,051,421
Gross profit	2,883,444	596,048	279,514	321,015	4,080,021
Gross profit %	53.9%	40.2%	44.0%	48.6%	50.2%

Allocated operating expenses:
Selling, general and administrative	2,709,562	101,677	184,495	16,028	3,011,762
Engineering and product development	201,944	104,680	42,501	61,551	410,676

Unallocated operating expenses	-	-	-	-	2,846,547
	2,911,506	206,357	226,996	77,579	6,268,985
Income (loss) from operations	(28,062)	389,691	52,518	243,436	(2,188,964)

Interest expense, net	-	-	-	-	(960,960)
Change in fair value of warrant	-	-	-	-	(131,262)

Net (loss) income	$(28,062)	$389,691	$52,518	$243,436	$(3,281,186)

Three Months Ended September 30, 2010 (unaudited)

	PHYSICIAN DOMESTIC	PHYSICIAN INTERN’L	OTHER CHANNELS	SURGICAL PRODUCTS	TOTAL
Revenues	$5,171,196	$2,715,582	$524,830	$1,173,440	$9,585,048
Costs of revenues	2,577,683	2,118,701	315,237	618,784	5,630,405
Gross profit	2,593,513	596,881	209,593	554,656	3,954,643
Gross profit %	50.1%	22.0%	40.0%	47.3%	41.3%

Allocated operating expenses:
Selling, general and administrative	2,657,812	195,894	149,957	71,776	3,075,439
Engineering and product development	96,487	80,641	64,131	30,754	272,013

Unallocated operating expenses	-	-	-	-	1,543,739
	2,754,299	276,535	214,088	102,530	4,891,191
Income (loss) from operations	(160,786)	320,346	(4,495)	452,126	(936,548)

Interest expense, net	-	-	-	-	(863,713)
Change in fair value of warrants	-	-	-	-	(34,839)

Net (loss) income	$(160,786)	$320,346	$(4,495)	$452,126	$(1,835,100)

Nine Months Ended September 30, 2011 (unaudited)

	PHYSICIANDOMESTIC	PHYSICIAN INTERN’L	OTHER CHANNELS	SURGICAL PRODUCTS	TOTAL
Revenues	$15,642,260	$5,030,490	$1,900,628	$2,186,342	$24,759,720
Costs of revenues	7,383,398	3,091,002	1,022,040	1,249,688	12,746,128
Gross profit	8,258,862	1,939,488	878,588	936,654	12,013,592
Gross profit %	52.8%	36.6%	46.2%	42.8%	48.5%

Allocated operating expenses:
Selling, general and administrative	8,525,727	364,177	641,274	65,129	9,596,307
Engineering and product development	652,161	343,379	133,009	181,780	1,310,329

Unallocated operating expenses	-	-	-	-	7,261,632
	9,177,888	707,556	774,283	246,909	18,168,268
Income (loss) from operations	(919,026)	1,231,932	104,305	689,745	(6,154,676)

Interest expense, net	-	-	-	-	(2,739,116)
Change in fair value of warrant	-	-	-	-	(1,441,672)

Net (loss) income	$(919,026)	$1,231,932	$104,305	$689,745	$(10,335,464)

Nine Months Ended September 30, 2010 (unaudited)
	PHYSICIANDOMESTIC	PHYSICIAN INTERN’L	OTHER CHANNELS	SURGICAL PRODUCTS	TOTAL
Revenues	$14,415,407	$5,142,357	$1,943,717	$2,781,532	$24,283,013
Costs of revenues	7,080,523	3,626,337	1,108,468	1,494,683	13,310,011
Gross profit	7,334,884	1,516,020	835,249	1,286,849	10,973,002
Gross profit %	50.9%	29.5%	43.0%	46.3%	45.2%

Allocated operating expenses:
Selling, general and administrative	8,035,983	734,184	479,037	142,886	9,392,090
Engineering and product development	319,424	244,019	232,652	95,007	891,102

Unallocated operating expenses	-	-	-	-	5,065,773
	8,355,407	978,203	711,689	237,893	15,348,965
Income (loss) from operations	(1,020,523)	537,817	123,560	1,048,956	(4,375,963)

Interest expense, net	-	-	-	-	(2,402,557)
Change in fair value of warrants	-	-	-	-	(132,795)

Net (loss) income	$(1,020,523)	$537,817	$123,560	$1,048,956	$(6,911,315)

	September 30, 2011	December 31, 2010
	(unaudited)
Assets:
Total assets for reportable segments	$43,682,340	$44,986,796
Other unallocated assets	3,346,164	4,508,922
Consolidated total	$47,028,504	$49,495,718

For the three and nine months ended September 30, 2011 and 2010 there were no material net revenues attributed to any individual foreign country. Net revenues by geographic area were, as follows:

	Three Months Ended September 30, (unaudited)		Nine Months Ended September 30, (unaudited)
	2011	2010	2011	2010
Domestic	$6,517,701	$6,869,853	$19,155,485	$19,143,687
Foreign	1,613,741	2,715,195	5,604,235	5,139,326
	$8,131,442	$9,585,048	$24,759,720	$24,283,013

The Company discusses segmental details in its Management Discussion and Analysis found elsewhere in this Quarterly Report on Form 10-Q.

Note 18
Business Segment and Geographic Data:

Effective January 1, 2010, the Company reorganized its business into four operating units to better align its organization based upon the Company's management structure, products and services offered, markets served and types of customers. The Physician Domestic segment derives its primary revenues from XTRAC procedures performed by dermatologists, the sales of XTRAC laser sales, and the sales of skincare and LED products in the United States. The Physician International segment, in comparison, generates revenues from the sale of equipment, skincare and LED products to dermatologists outside the United States through a network of distributors. The Other Channels segment derives revenues by selling skincare and LED products to indoor tanning and spa markets and on-line and television retail consumer markets for home use on both a domestic and an international basis. The Surgical Products segment generates revenues by selling laser products and disposables to hospitals and surgery centers on both a domestic and an international basis. Management reviews financial information presented on an operating segment basis for the purposes of making certain operating decisions and assessing financial performance.

Unallocated operating expenses include costs that are not specific to a particular segment but are general to the group; included are expenses incurred for administrative and accounting staff, general liability and other insurance, professional fees and other similar corporate expenses. Unallocated assets include cash, prepaid expenses and deposits. Goodwill of  $12,793,455,  $4,037,934 and  $2,737,811 has been allocated to the Physician Domestic, Physician International and Other Channels segments, respectively, based upon the fair value of the reporting segments as of December 31, 2010.

The following tables reflect results of operations from our business segments for the periods indicated below:

Year ended December 31, 2010
	PHYSICIAN DOMESTIC	PHYSICIAN INTERN'L	OTHER CHANNELS	SURGICAL PRODUCTS	TOTAL
Revenues	$20,196,688	$8,381,136	$2,551,429	$3,672,282	$34,801,535
Costs of revenues	9,464,991	6,110,186	1,467,293	1,677,432	18,719,902
Gross profit	10,731,697	2,270,950	1,084,136	1,994,850	16,081,633
Gross profit %	53.1%	27.1%	42.5%	54.3%	46.2%

Allocated operating expenses:
Selling, general and administrative	10,868,939	1,061,952	643,107	183,103	12,757,101
Engineering and product development	470,400	375,633	373,597	123,726	1,343,356

Unallocated operating expenses	-	-	-	-	7,238,362
	11,339,339	1,437,585	1,016,704	306,828	21,338,819
Income (loss) from operations	(607,642)	833,365	67,432	1,688,021	(5,257,186)

Interest expense, net	-	-	-	-	(3,268,905)
Change in fair value of warrant	-	-	-	-	(197,098)

Net (loss) income	$(607,642)	$833,365	$67,432	$1,688,021	$(8,723,189)

Year ended December 31, 2009

	PHYSICIAN DOMESTIC	PHYSICIAN INTERN'L	OTHER CHANNELS	SURGICAL PRODUCTS	TOTAL
Revenues	$18,844,995	$6,665,199	$3,555,310	$3,622,580	$32,688,084
Costs of revenues	9,283,459	3,966,749	1,397,902	2,777,856	17,425,966
Gross profit	9,561,536	2,698,450	2,157,408	844,724	15,262,118
Gross profit %	50.7%	40.5%	60.7%	23.3%	46.7%

Allocated operating expenses:
Selling, general and administrative	12,169,919	1,557,889	622,831	242,692	14,593,331
Engineering and product development	310,508	184,729	173,163	469,325	1,137,725

Unallocated operating expenses	-	-	-	-	8,489,947
	12,480,427	1,742,618	795,994	712,023	24,221,003
Income (loss) from operations	(2,918,891)	955,832	1,361,414	132,707	(8,958,885)

Interest expense, net	-	-	-	-	(2,370,676)
Change in fair value of warrants	-	-	-	-	808,786

Net (loss) income	$(2,918,891)	$955,832	$1,361,414	$132,707	$(10,520,775)

Year ended December 31, 2008

	PHYSICIANDOMESTIC	PHYSICIAN INTERN'L	OTHER CHANNELS	SURGICAL PRODUCTS	TOTAL
Revenues	$21,058,919	$6,005,170	$1,968,155	$5,738,048	$34,770,292
Costs of revenues	9,663,486	2,657,928	696,388	3,977,515	16,995,317
Gross profit	11,395,433	3,347,242	1,271,767	1,760,533	17,774,975
Gross profit %	54.1%	55.7%	64.6%	30.7%	51.1%

Allocated operating expenses:
Selling, general and administrative	14,139,011	830,304	312,491	377,489	15,659,295
Engineering and product development	475,425	102,727	72,553	422,510	1,073,215

Unallocated operating expenses	-	-	-	-	11,137,812
	14,614,436	933,031	385,044	799,999	27,870,322
Income (loss) from operations	(3,219,003)	2,414,211	886,723	960,534	(10,095,347)

Interest expense, net	-	-	-	-	(1,032,597)
Change in fair value of warrant	-	-	-	-	-
Discontinued operations:	-	-	-	-
Income from discontinued operations					285,712
Loss on sale of discontinued operations	-	-	-	-	(448,675)

Net (loss) income	$(3,219,003)	$2,414,211	$886,723	$960,534	$(11,290,907)

	December 31,
Assets:	2010	2009
Total assets for reportable segments	$44,986,796	$49,890,944
Other unallocated assets	4,508,922	3,277,202
Consolidated total	$49,495,718	$53,168,146

For the years ended December 31, 2010, 2009 and 2008, there were no material net revenues attributed to an individual foreign country. Net revenues by geographic area were as follows:

	Year Ended December 31,
	2010	2009	2008
Domestic	$25,237,330	$25,624,725	$27,398,356
Foreign	9,564,205	7,063,359	7,371,936
	$34,801,535	$32,688,084	$34,770,292

Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2010
Quarterly Financial Data (Unaudited) [Abstract]
Quarterly Financial Data (Unaudited)
Note 19
Quarterly Financial Data (Unaudited):

	For the Quarter Ended
2010	Mar. 31	Jun. 30	Sep. 30	Dec. 31
Revenues	$6,687,000	$8,011,000	$9,585,000	$10,519,000
Gross profit	3,093,000	3,926,000	3,955,000	5,108,000
Net loss	(3,916,000)	(1,160,000)	(1,835,000)	(1,812,000)
Basic and diluted net loss per share	$(1.75)	$(0.45)	$(0.66)	$(0.65)
Shares used in computing basic and diluted net loss per share	2,238,456	2,555,516	2,772,637	2,784,899

2009	Mar. 31	Jun. 30	Sep. 30	Dec. 31
Revenues	$7,498,000	$8,313,000	$8,597,000	$8,279,000
Gross profit	3,701,000	4,407,000	3,716,000	3,438,000
Net loss	(3,512,000)	(2,709,000)	(2,011,000)	(2,288,000)
Basic and diluted net loss per share(1)(2)	$(2.34)	$(1.80)	$(1.34)	$(1.12)
Shares used in computing basic and diluted net loss per share(1)(2)	1,500,835	1,501,632	1,505,529	2,047,500

2008	Mar. 31	Jun. 30	Sep. 30	Dec. 31
Revenues	$8,330,000	$9,390,000	$8,797,000	$8,253,000
Gross profit	4,213,000	5,355,000	4,727,000	3,480,000
Net loss	(2,542,000)	(1,607,000)	(1,787,000)	(5,354,000)
Basic and diluted net loss per share(1)(2)	$(1.69)	$(1.07)	$(1.19)	$(3.57)
Shares used in computing basic and diluted net loss per share(1)(2)	1,500,767	1,500,767	1,500,767	1,500,767

(1)	Adjusted to reflect the reverse stock split of 1-for-7 effective January 26, 2009.

(2)	Adjusted to reflect the reverse stock split of 1-for-6 effective February 3, 2010.

Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2010
Valuation and Qualifying Accounts [Abstract]
Valuation and Qualifying Accounts
Note 20
Valuation and Qualifying Accounts:

		Additions Charged to
Description	Balance at Beginning of Period	Cost and Expenses	Other Accounts (1)	Deductions (2)	Balance at End of Period
For The Year Ended December 31, 2010:
Reserve for Doubtful Accounts	$400,276	$118,892	$-	$254,193	$264,975
Reserve for Excess and Obsolete Inventories	$2,388,262	$181,355	$-	$835,455	$1,734,162
For The Year Ended December 31, 2009:
Reserve for Doubtful Accounts	$486,162	$136,424	$629	$222,939	$400,276
Reserve for Excess and Obsolete Inventories	$1,836,441	$449,726	$180,968	$78,873	$2,388,262
For The Year Ended December 31, 2008:
Reserve for Doubtful Accounts	$520,913	$144,750	$-	$179,501	$486,162
Reserve for Excess and Obsolete Inventories	$1,124,345	$769,323	$-	$57,227	$1,836,441

(1)	Represents additions due to the acquisition of PTL in February 2009.
(2)	Represents write-offs of specific accounts receivable and inventories.

Employee Stock Benefit Plans	9 Months Ended
Sep. 30, 2011
Employee Stock Benefit Plans [Abstract]
Employee Stock Benefit Plans
Note 13
Employee Stock Benefit Plans

The Company has two active, stock-based compensation plans available to grant, among other things, incentive and non-qualified stock options, as well as restricted and unrestricted shares of stock, to employees, directors and third-party service-providers. Under the 2005 Equity Compensation Plan, a maximum of 650,000 shares of the Company’s common stock have been reserved for issuance. At September 30, 2011, 233,156 shares were available for future grants under this plan. Under the Outside Director Plan 29,913 shares were available for issuance as of September 30, 2011. The other stock options plans are frozen and no further grants will be made from them.

Stock option activity under all of the Company’s share-based compensation plans for the nine months ended September 30, 2011 was as follows:

	Number of Options	Weighted Average Exercise Price
Outstanding, January 1, 2011	70,661	$28.70
Granted	-	-
Exercised	(166)	6.24
Cancelled	(2,626)	138.20
Outstanding, September 30, 2011	67,869	$24.51
Options exercisable at September 30, 2011	49,219	$31.27

At September 30, 2011, there was  $1,859,079 of total unrecognized compensation cost related to non-vested option grants and stock awards that is expected to be recognized over a weighted-average period of 7.43 years. The intrinsic value of options outstanding and exercisable at September 30, 2011 was not significant.

There were no stock options issued in the three and nine months ended September 30, 2011 and for the three months ended September 30, 2010. The Company calculates expected volatility for a share-based grant based on historic daily stock price observations of its common stock during the period immediately preceding the grant that is equal in length to the expected term of the grant. For estimating the expected term of share-based grants made in the periods ended September 30, 2010, the Company has adopted the simplified method. The Company has used historical data to estimate expected employee behaviors related to option exercises and forfeitures and included these expected forfeitures as a part of the estimate of expense as of the grant date.

With respect to both grants of options and awards of restricted stock, the risk-free rate of interest is based on the U.S. Treasury rates appropriate for the expected term of the grant or award.

On January 3, 2011, the Company awarded 8,000 shares of restricted stock to its board directors. These restricted shares will vest over a one-year period. In addition, on January 28, 2011, the Company awarded 8,000 shares of stock to members of its Scientific Advisory Board for services performed. The Company determined the fair value of the awards to be the fair value of the Company’s common stock on the date of issuance less the value paid for the award.

On March 30, 2011, the Company awarded 200,000 shares of restricted stock to two of its senior executives. These restricted shares have a purchase price of  $0.01 per share and the shares originally were to vest, and no longer be subject to the Company’s right of repurchase, over a 10-year period. The awards had provisions such that the vesting of the awards would accelerate upon a change of control and that would oblige the Company, in accordance with the executives’ employment agreements, to pay the executives a tax gross-up on excise taxes that may be triggered by the accelerated vesting. On July 4, 2011, the Company entered into amended and restated restricted stock agreements, amending the restricted stock agreements of March 30, 2011, to remove the tax gross-up provisions~~,~~  and to recast the vesting period such that upon the closing of the merger, each executive would vest in that number of shares that could be vested without causing excise taxes under Sec. 4999 of the Internal Revenue Code to be imposed on the executive, and any remaining shares would vest in substantially equal annual installments over a 3-year period, on each anniversary of the closing of the merger, so long as the executive continues to be employed by the Company on each such date. If the executive’s employment is terminated by the Company without cause, due to his resignation for good reason, or as the result of his death or disability, the vesting of the shares shall be accelerated. The amended and restated agreements of July 4 would take effect, and thus supersede the March 30 agreements, if and only if the merger should be effected. If the merger should not be effected, then the March 30 agreements would continue in force. On August 11, 2011, the executives and the Company again amended and restated the agreements, subject to and effective upon the closing of the merger, to provide that the number of shares that would vest upon the closing of the merger out of the 100,000 shares that were subject to each agreement would further be limited to avoid the loss in any material respect of a deduction under Section 162(m) of the Internal Revenue Code.

In addition, the Company awarded 10,000 shares of restricted stock to a third executive. These restricted shares have a purchase price of  $0.01 per share and the shares will vest, and no longer be subject to the Company’s right of repurchase, over a five-year period. The Company determined the fair value of the awards to be the fair value of the Company’s common stock on the date of issuance less the value paid for the award.

On April 4, 2011 and June 2, 2011, the Company awarded 39,000 shares of restricted stock to various employees of the Company. These restricted shares have a purchase price of  $0.01 per share and the shares will vest, and no longer be subject to the Company’s right of repurchase, over a five-year period. The Company determined the fair value of the awards to be the fair value of the Company’s common stock on the date of issuance less the value paid for the award.

On May 17, 2011 and June 30, 2011, the Company awarded 5,432 and 3,408 shares of common stock, respectively, for payment of board fees earned for the first and second quarters of 2011. The Company determined the fair value of the awards to be the fair value of the Company’s common stock on the date of issuance less the value paid for the award.

The Company’s board of directors has approved, subject to stockholder approval, amendments to the 2005 Equity Compensation Plan and Outside Director Plan, in connection with the merger transaction described in Note 2, Proposed Merger. The amendments increase the number of shares of the Company’s common stock reserved for issuance under the plans to 3,000,000 shares and 120,000 shares, respectively, and make certain other changes to the plans.

Compensation expense for the three months ended September 30, 2011 included  $33,077 from stock and stock options grants and  $59,234 from restricted stock awards. Compensation expense for the three months ended September 30, 2010 included  $91,240 from stock options grants and  $54,081 from restricted stock awards.

Compensation expense for the nine months ended September 30, 2011 included  $94,597 from stock and stock options grants and  $137,277 from restricted stock awards. Compensation expense for the nine months ended September 30, 2010 included  $276,309 from stock options grants and  $162,244 from restricted stock awards.

Compensation expense is presented as part of the operating results in selling, general and administrative expenses. For stock granted to consultants, an additional selling, general and administrative expense in the amount of  $0 and  $46,000 was recognized during the three and nine months ended September 30, 2011, respectively. For stock options granted to consultants an additional selling, general and administrative expense in the amount of  $9,624 and  $92,908 was recognized during the three and nine months ended September 30, 2010, respectively.

Proposed Merger	9 Months Ended
Sep. 30, 2011
Proposed Merger [Abstract]
Proposed Merger
Note 2
Proposed Merger:

On July 4, 2011, the Company entered into an Agreement and Plan of Merger with Radiancy, and Merger Sub, which was amended on October 31, 2011. Pursuant to the Amended and Restated Merger Agreement and subject to customary closing conditions, Merger Sub will merge with and into Radiancy, and Radiancy will become a majority-owned subsidiary of PhotoMedex. Under the terms of the Amended and Restated Merger Agreement, the Company will issue approximately 15.1 million shares of common stock to Radiancy shareholders, other than Radiancy, Ltd.  Upon consummation of the merger transactions contemplated by the Amended and Restated Merger Agreement, Radiancy, Ltd. will continue to own 137,056 shares of Radiancy Inc. common stock (approximately 2% of Radiancy equity on an as-converted and fully diluted basis), the Company will own approximately 98% of Radiancy, and Radiancy will become a majority-owned subsidiary of the Company. In addition, the Company will issue to its shareholders of record warrants to purchase an aggregate of 1,026,267 shares of common stock of the Company (the “Warrants”), and options to purchase 115,400 shares of common stock of the Company to Dennis McGrath and Michael Stewart in connection with their employment agreements with the Company. The Warrants will have the terms set forth therein, including, without limitation, (i) a warrant exercise price of Twenty Dollars ( $20.00) per share of common stock of the Company, (ii) an exercise period of three (3) years following the effective time of the merger, and (iii) notwithstanding the three-year exercise period, the right of the Company to notify the holders of Warrants of an earlier expiration of the Warrants at any time following such time as the common stock of the Company will have had a closing trading price in excess of Thirty Dollars ( $30.00) per share for a period of twenty (20) consecutive trading days, provided that such earlier expiration date shall not be earlier than that date which is twenty (20) business days following the delivery of such notification by the Company. In order to receive a distribution of warrants in connection with the merger transaction, a person must be a stockholder of record of the Company as of the record date for voting at a meeting of the Company stockholders to be convened for, among other things, approving the merger transaction. Those presently holding options and warrants will not receive a distribution by virtue of such holdings. Such holdings will be entitled to a distribution of warrants if and only if they have been exercised, and shares issued thereon, by the record date.

In addition, pursuant to the terms of the Amended and Restated Merger Agreement, Radiancy will contribute cash, which will be used in part to fully exercise PhotoMedex's option to repurchase all warrants and secured convertible promissory notes which are held by the Investor and which have an aggregate principal and accrued interest amount at September 30, 2011 of  $22.7 million, but depending on the time of payment, may be repurchased at a discount to the aggregate amount of principal and accrued interest (see Note 11, Convertible Debt). Further information on this Repurchase Right can be obtained from our Current Report filed on Form 8-K on June 3, 2011.

The Amended and Restated Merger Agreement contains certain termination rights for both Radiancy and the Company and provides that, under certain circumstances, each of Radiancy and the Company, as the case may be, may be required to pay a termination fee. If either party terminates the Amended and Restated Merger Agreement because of a change in board recommendation, or if such party’s board of directors has approved an acquisition proposal or a superior offer, then such terminating party is required to pay a termination fee of  $3,000,000 to the other party. In addition, if there is a termination of the Amended and Restated Merger Agreement due to a failure to satisfy certain of the conditions to closing of the Merger, the party so failing to satisfy such condition is required to pay to the other party a termination fee equal to  $1,500,000 plus reimbursement of the other party’s expenses. The proposed acquisition and investment are subject to customary closing conditions, including approval by the shareholders of Radiancy of the proposed acquisition and approval by the Company’s stockholders of the proposed acquisition. In addition, either party may terminate the Amended and Restated Merger Agreement if the Merger is not consummated by January 31, 2012.

The merger will be treated by the Company as a reverse merger under the acquisition method of accounting, as prescribed in Accounting Standards Codification 805, “Business Combinations,” for business combinations under GAAP. As the transaction will be a reverse acquisition, Radiancy will be deemed to have acquired the Company. The consideration transferred to PhotoMedex is determined based on the amount of shares that Radiancy would have had to issue to PhotoMedex shareholders in order to provide the same ownership ratios as previously disclosed. The fair value of the consideration effectively transferred by Radiancy should be based on the most reliable measure. In this case, the market price of PhotoMedex shares provides a more reliable basis for measuring the consideration effectively transferred than the estimated fair value of the shares in Radiancy. Financial statements of the new Company issued after the merger will reflect only the operations of the Company’s business after the merger and will not be restated retroactively to reflect the historical financial position or results of operations of the Company.

The proposed acquisition is expected to close in the fourth quarter of 2011.